United States
Securities And Exchange Commission
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-03541
Asset Management Fund
(Exact name of registrant as specified in charter)
230 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Beacon Hill Fund Services, Inc., 4041 North High Street, Suite 402, Columbus, Ohio 43214
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 527-3713
Date of fiscal year end: 10/31
Date of reporting period: 10/31/10
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ASSET MANAGEMENT FUND
230 West Monroe Street
Chicago, IL 60606

ASSET MANAGEMENT FUND

Managed by:
Shay Assets Management, Inc.

ANNUAL REPORT
October 31, 2010

CHAIRMAN’S LETTER

The Asset Management Fund (“AMF” and each series, a “Fund”) family of no load institutional mutual Funds is pleased to present shareholders the 2010 Annual Report.

In 2010, global economies and financial markets began to regain their footing after two years of rolling financial crisis. Some of the unprecedented support provided to financial markets by the U.S. government and Federal Reserve System has been withdrawn, replaced by normally functioning markets. Equity and fixed income market prices have rebounded, and economic activity is slowly but consistently improving.

However, financial markets remain vulnerable until the tepid economic recovery gains more momentum. The western banking system still suffers from the legacy of bad lending decisions from the middle of the decade. Governments, including many large U.S. states, are suffering from structural budget deficits which limit their flexibility to use fiscal policy creatively and pro-actively. The Federal Reserve’s Quantitative Easing strategy to lower interest rates, while not eliminating the high levels of nominal debt in the economy, has allowed debtholders to lower debt service costs while simultaneously lengthening debt maturities. In fact, by 2011 U.S. households debt service costs will reach levels, not seen since the late 1990’s. While successful so far, the exit strategy for quantitative easing creates some sticky issues and potential conflicts of interest which the Fed has never had to deal with before. And the residential housing market, where all of these problems started, remains mired in a long and painful workout.

Given that housing remains several years away from a full recovery, we expect that interest rates will be kept at relatively low rates for the foreseeable future. While the weak housing market will limit supply of mortgage-backed securities (“MBS”), we also expect that government reform of FHLMC and FNMA will reduce demand from these institutions, and government agency MBS will be a steady and attractive source of incremental yield. With the fixed income Funds increasing their focus on these securities, we continue to look to maximize shareholder value while vigilantly managing risk exposures.

Rodger D. Shay
Chairman
Asset Management Fund

The report has been prepared to provide information to the shareholders of the Funds and must be proceeded or accompanied by a prospectus. It is not to be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the prospectus. You may obtain a current copy of the Prospectus by calling 1-800-527-3713 of at AMF’s website (www.amffunds.com). Investors should consider the investment objectives, risks, and expenses of the Funds before investing. Read the prospectus carefully before you invest. Like all Mutual Funds, the Funds are not FDIC insured, may lose value and have no bank guarantee.

MARKET OVERVIEW
October 31, 2010

Many of us are taught that markets move swiftly and efficiently. They capture economic and financial data, distill the appropriate variables, and transfer this information into securities prices. Arguably, our Internet-driven global economy should allow these processes to move even more rapidly and precisely than ever, since information has become more accessible, measureable, and democratic.

However, the events of the past few years seem to deny the claims of market efficiency. Clearly, the financial and economic lows over the past few years have tested the capacity of investors, households, and governments to respond appropriately to rejuvenate the economic landscape. Perhaps this period has been so “out-of-the-box” that the markets have been unable to understand the impact of their actions. The slow motion unwind of years of financial market and banking problems is a powerful juxtaposition to our assumption of market efficiency and sophistication in the wired age.

The securitization market is the obvious case study in this question of market efficiency, informational transparency, and the power of investors to accurately balance risk and return. Market efficiency presupposes accurate data inputs and properly incented economic players so that investment decisions can be made rationally. As the financial markets, regulators, and lawmakers grapple with restructuring the securitization market, capital remains relatively scarce in the residential mortgage markets. Housing affordability, for example, has been extremely high throughout 2010, but new and secondary home sales have languished due to extremely tight bank lending standards, high levels of unemployment, and excess housing supply. Lending standards are unlikely to normalize until all of the regulatory issues surrounding securitization are revamped.

That means banking regulators need to complete their work required by the Dodd-Frank bill to provide guidance to securitization rules; investors and underwriters need to work with finance industry regulators to revamp the information provided to investors so they can accurately measure mortgage loan performance; rating agencies need to determine how they price their services and how they interact with the market; and Congress and the regulators of FHLMC, FNMA, and GNMA (“the GSEs”) must determine how they will restructure these critical institutions. In other words, there is a great deal of work to be done before a robust securitization market emerges. Until these time-consuming negotiations are complete, the residential housing market will suffer from a lack of capital. Our view is that by the end of 2011, these issues will be substantially resolved, allowing for the rebirth of the securitization market for residential mortgage loans as non-bank capital providers enter the market.

As a result of these issues, the GSEs have dominated the securitization market in 2010, accounting for over 90% of residential mortgage loan originations. The GSEs are working to improve market transparency, setting the standard for the market. They are also required to shrink their balance sheets at a rate of 10% per annum, eliminating one of the traditional sources of demand for mortgage-backed securities. At the same time, the Fed’s massive purchase of securities, or quantitative easing, has recently focused exclusively on Treasury securities. This has resulted in a widening of spreads on agency mortgage-backed securities relative to Treasury securities, providing compelling opportunities to own agency mortgage-backed securities. We believe that prepayment risk is relatively muted given the lack of mortgage credit detailed above. We expect that these factors will remain favorable for the next few quarters.

  Portfolio composition is subject to change.

  Past performance is not predictive of future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

MARKET OVERVIEW
October 31, 2010

As noted, mortgage loan delinquency rates continue to be unsustainably high. Total loans seriously delinquent peaked at 10.1% in March 2010 and has been declining slowly since then. Servicers have been slow to deal with delinquent borrowers for a number of reasons, and the volume of distressed properties does not bode well for home prices over the next twelve months even though housing affordability is quite high. After a year of extraordinary support from the Federal Reserve and federal government provided to financial and housing markets in 2009, the government has reduced its direct support without systematic failure. While no single government program to support the mortgage markets can be called an unequivocal success, between HAMP, HARP, PPIP, and other programs, the secondary mortgage and MBS markets are in substantially better shape today than in 2009. One wildcard is the employment situation, which is slowly improving and could accelerate the overall improvement in mortgage credit and support housing prices.

We believe that the post-crisis mortgage and housing markets that emerge will be stronger, saner, and better capitalized. Loan underwriting standards are undoubtedly higher and new financial regulations, while potentially slowing the economic recovery, haven’t strangled it. In the U.S., industrial production, employment, and consumer spending have improved over the past year, but the pace of the recovery has been agonizingly slow.

The report has been prepared to provide information to the shareholders of the Funds and must be proceeded or accompanied by a prospectus. It is not to be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the prospectus. You may obtain a current copy of the Prospectus by calling 1-800-527-3713 of at AMF’s website (www.amffunds.com). Investors should consider the investment objectives, risks, and expenses of the Funds before investing. Read the prospectus carefully before you invest. Like all Mutual Funds, the Funds are not FDIC insured, may lose value and have no bank guarantee.

  Portfolio composition is subject to change.

  Past performance is not predictive of future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

ASSET MANAGEMENT FUND REVIEW
October 31, 2010

During this fiscal year, the AMF fixed income Funds have sought to reposition their portfolios to improve liquidity and quality. As conditions in the MBS markets improved in terms of both liquidity and valuations, the Funds began to sell private label MBS that had been downgraded below the Funds’ quality standards for purchase. All such downgraded holdings had been sold as of the date of this report. We are happy to report that all AMF Funds are open for daily subscriptions and have resumed cash redemptions and have been repositioned in a manner which we believe is in each Fund’s best interest.

AMF Ultra Short Mortgage Fund

The Fund was ranked in the 90th percentile of its Morningstar peer group for the one-year period ended October 31, 2009. With the recovery in the economy and financial markets, the valuation of many private label mortgage-backed securities (mainly those originally rated AAA) improved considerably throughout the year, and this improvement in price was the key driver of performance in 2010. Securities which were downgraded below Fund eligibility levels for purchase were liquidated throughout the year, particularly towards the end of the fiscal year. The Fund re-opened for subscriptions and resumed full cash redemptions as of October 1, 2010. Given the outlook for relatively stable interest rates and short-term rates at historical lows, the Fund increased its allocation to fixed rate securities. Interest rate risks were kept at exposures typical for the Fund, although the larger position in fixed rate assets results in relatively more interest rate risk if market rates rise. The Fund also increased its exposure to government agency MBS with higher coupons that are backed by loans which the adviser believes have limited refinancing capacity. With the heightened involvement of the FDIC in the liquidation of failed bank assets, the Fund also purchased several securities backed by a variety of mortgage assets but wrapped by the full faith and credit guaranty of the FDIC. Finally, the Fund’s investment guidelines were adjusted to limit new purchases to U.S. government and U.S. government agency securities. The Fund was ranked in the 11th percentile of its Morningstar peer group for the one-year period ended October 31, 2010.

AMF Ultra Short Fund

The Fund was ranked in the 99th percentile of its Morningstar peer group for the one-year period ended October 31, 2009. While the price of many private label mortgage-backed securities improved throughout 2010, the Fund held securities with greater performance and cashflow uncertainty due to heightened credit risk, and these holdings did not appreciate in a similar fashion. Securities that were downgraded below Fund eligibility levels for purchase were liquidated throughout the year, particularly towards the end of the fiscal year. The Fund re-opened for subscriptions and resumed full cash redemptions as of October 1, 2010. Given the outlook for relatively stable interest rates and short-term rates at historical lows, the Fund purchased more fixed rate securities than usual. Interest rate risks were kept at exposures typical for the Fund, although the larger position in fixed rate assets results in relatively more interest rate risk than normal if market rates rise. The Fund also increased its exposure to government agency MBS with higher coupons that are backed by loans which the adviser believes have limited refinancing capacity. The Fund was ranked in the 100th percentile of its Morningstar peer group for the one-year period ended October 31, 2010.

  Portfolio composition is subject to change.

  Past performance is not predictive of future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

ASSET MANAGEMENT FUND REVIEW
October 31, 2010

AMF Short U.S. Government Fund

The Fund was ranked in the 44th percentile of its Morningstar peer group for the one-year period ended October 31, 2009. While the prices of many private label mortgage-backed securities improved throughout 2010, the Fund held securities with greater performance and cashflow uncertainty due to heightened credit risk, and these holdings did not appreciate in a similar fashion. Securities that were downgraded below Fund eligibility levels for purchase were liquidated throughout the year, and the Fund re-opened for subscriptions and resumed full cash redemptions as of March 8, 2010. As of May 8th, 2010, the Fund has invested exclusively in investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities. Given the outlook for relatively stable interest rates and short term rates at historical lows, the Fund purchased more fixed rate securities than usual. Interest rate risks were kept at exposures typical for the Fund, although the larger position in fixed rate assets results in relatively more interest rate risk than normal if market rates rise. With the heightened involvement of the FDIC in the liquidation of failed bank assets, the Fund also purchased a security backed by a variety of mortgage assets but wrapped by the full faith and credit guaranty of the FDIC. The Fund was ranked in the 76th percentile of its Morningstar peer group for the one-year period ended October 31, 2010.

AMF Intermediate Mortgage Fund

The Fund was ranked in the 99th percentile of its Morningstar peer group for the one-year period ended October 31, 2009. While the prices of many private label mortgage-backed securities improved throughout 2010, the Fund held securities with greater performance and cashflow uncertainty due to heightened credit risk, and these holdings did not appreciate in a similar fashion. Securities that were downgraded below Fund eligibility levels for purchase were liquidated throughout the year, particularly towards the end of the fiscal year. The Fund re-opened for subscriptions and resumed redemptions as of October 1, 2010. Given the outlook for relatively stable interest rates but with interest rates at historical low levels, the Fund kept interest rate exposure at moderate levels. With the heightened involvement of the FDIC in the liquidation of failed bank assets, the Fund also purchased several securities backed by a variety of mortgage assets but wrapped by the full faith and credit guaranty of the FDIC. The Fund was ranked in the 100th percentile of its Morningstar peer group for the one-year period ended October 31, 2010.

AMF U.S. Government Mortgage Fund

The Fund was ranked in the 96th percentile of its Morningstar peer group for the one-year period ended October 31, 2009. While the prices of many private label mortgage-backed securities improved throughout 2010, the Fund held securities with greater performance and cashflow uncertainty due to heightened credit risk, and these holdings did not appreciate in a similar fashion. Securities that were downgraded below Fund eligibility levels for purchase were liquidated throughout the year, and the Fund re-opened for subscriptions and resumed full cash redemptions as of March 8, 2010. As of May 8th, 2010, the Fund adopted a policy of investing exclusively in mortgage-related investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities under normal circumstances. Given the

  Portfolio composition is subject to change.

  Past performance is not predictive of future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

ASSET MANAGEMENT FUND REVIEW
October 31, 2010

outlook for relatively stable interest rates but with interest rates at historical low levels, the Fund kept interest rate exposure at moderate levels. With the heightened involvement of the FDIC in the liquidation of failed bank assets, the Fund also purchased several securities backed by a variety of mortgage assets but wrapped by the full faith and credit guaranty of the FDIC. The Fund was ranked in the 98th percentile of its Morningstar peer group for the one-year period ended October 31, 2010.

  Portfolio composition is subject to change.

  Past performance is not predictive of future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

AMF LARGE CAP EQUITY FUND REVIEW
October 31, 2010

During the one-year period ending October 31, 2010, the AMF Large Cap Equity Fund (Class AMF) produced a total return of 13.35%. Total return figures for the benchmark indices were 15.61% for the Morningstar Large Capitalization Blend Average and 16.59% for the Standard & Poor’s 500 Index for the same period. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses.

During the past year, the domestic economy has shown signs of improvement, albeit tepid. Gross Domestic Product (GDP) growth turned positive in late 2009 and has remained so in quarters since. Industrial activity and retail sales have both improved from very weak levels during the depth of the recession. The unemployment rate peaked near 10% in 2009, and has remained stubbornly high at more than 9.5%. The housing market continues to remain under significant pressure. Understandably, consumer confidence continues to be very weak, although slightly improved from its worst levels. Inflation has remained subdued as businesses have refrained from price increases even though many input costs have risen. Interest rates also continued to remain at historically low levels, as the Federal Reserve is pulling all of its available levers in order to stimulate economic activity.

The stock market, as might be expected during such uncertain times, reacted swiftly to any changes to the economic outlook provided by various economic statistics as they were published. In the first half of the one-year period ending October 31, 2010, the stock market rose to its highest level of the period in April as the economy showed early signs of notable improvement. Shortly thereafter, with stalling GDP growth, persistently high levels of unemployment and continued stress in the housing market, the fear of a double-dip recession increased and the markets’ gains evaporated by mid-summer. The Federal Reserve subsequently indicated that it would begin purchasing additional amounts of Treasury securities to further stimulate the economy. This, coupled with some additional glimmers of improvement in the economy, sparked a late summer stock market rally that brought the market close to its earlier highs achieved in April. We continue to believe that the economic recovery will remain subdued until such time as unemployment levels, consumer confidence and household balance sheets improve.

The AMF Large Cap Equity Fund’s investment philosophy focuses on investing in high quality large capitalization stocks. These companies typically have lower risk attributes due to their consistency of earnings and dividends. This investment approach results in the Fund having a higher concentration in sectors of the market that are less sensitive to the economy and a lower concentration in sectors more sensitive to the economy. During rapidly rising markets, it is often those sectors most sensitive to the economy that benefit most, while during falling markets those least sensitive to the economy tend to outperform. The relative performance of the Fund throughout the past year emulated this relationship.

A stock investor’s return is ultimately determined by the fundamental growth in a company’s intrinsic value per share coupled with the change in the discount or premium associated with that value. Over the short-term, investor sentiment tends to determine stock prices, however, over the long-term, business fundamentals have the largest impact on investment performance. The Fund’s investment portfolio team manages the portfolio from a business-like perspective. The Fund’s capital is invested in portions of public companies,

  Portfolio composition is subject to change.

  Past performance is not predictive of future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

AMF LARGE CAP EQUITY FUND REVIEW
October 31, 2010

each of which generates earnings for its shareholders. A vast majority of our ownership stakes pay out a portion of earnings in the form of dividends. Many of our companies also actively repurchase their own shares which directly increases our ownership percentage.

The portfolio management team carefully monitors “owner earnings” just as an individual business owner would in his or her own organization. Owner earnings are simply the earnings per share times the number of shares owned for each of the portfolio holdings. Since the AMF Fund is an open-ended mutual fund, the owner earnings must be converted into owner earnings per AMF share to be comparable over time periods. In doing so, we can determine that owner earnings per share increased by 13% year-over-year as of October 31, 2010. This fundamental return closely matched the total return of the Fund during the period. Of course, cash dividends from portfolio companies were also received throughout the year and are an important part of total return.

As long-term owners of high quality businesses, our portfolio turnover tends to be quite low. Over the past five years, annual turnover has been between 10% and 14%, and this past year was no exception. This translates into an average ownership period of 7-10 years per holding. We will consider eliminating holdings in the portfolio if we believe current market value exceeds our estimate of intrinsic value, if fundamentals deteriorate measurably such that intrinsic value becomes permanently impaired, or if better opportunities exist for alternative investment. Two of the three holdings that were eliminated from the portfolio during the past year were primarily due to valuation, namely Staples and Omnicom Group. The third holding, UnitedHealth Group, was eliminated due to a change in its fundamental outlook resulting from the passage of the healthcare reform bill. New additions to the portfolio during the past year included Praxair and TJX Companies. Both of these companies are leaders in their industries and have achieved consistent and sustainable long-term earnings and dividend growth. The recent slowdown in the economy has given us the opportunity to acquire shares in these high quality companies at attractive values, in our opinion.

We remain steadfast in our belief that investing in high quality companies is an appropriate path to long-term wealth creation, especially if one agrees with our outlook for slow economic growth. Additionally, many high quality companies today provide attractive dividend yields particularly when compared to rates provided by alternative investments.

  Portfolio composition is subject to change.

  Past performance is not predictive of future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Investment
Comparison
(Unaudited)
Comparison of change in
value of a hypothetical
$10,000 investment for the
years ended October 31

INVESTMENT COMPARISON
Ultra Short Mortgage Fund

		Barclay 6
	Ultra Short	Month T-Bill
	Mortgage Fund	Bellwethers Index
2000	10000	10000
2001	10697	11260
2002	11032	11513
2003	11205	11673
2004	11406	11817
2005	11614	12126
2006	12136	12692
2007	12703	13394
2008	10676	13940
2009	10583	14095
2010	11191	14150

Gross Expense Ratio
0.90%

The above expense ratios are from the Funds’ prospectus dated March 1, 2010. Additional information pertaining to the Funds’ expense ratios as of October 31, 2010 can be found in the Financial Highlights.

Average Annual Total Return
Periods Ending October 31, 2010

One	Five	Ten
Year	Year	Year

5.75%	(0.74%)	1.13%
Ultra Short Fund

		Barclay 6
	Ultra Short	Month T-Bill
	Fund	Bellwethers Index
2000	10000	10000
2001	10000	10000
2002	10229	10214
2003	10420	10356
2004	10608	10483
2005	10835	10758
2006	11364	11260
2007	11826	11883
2008	8924	12367
2009	7801	12505
2010	7626	12554

Gross Expense Ratio
0.97%

The above expense ratios are from the Funds’ prospectus dated March 1, 2010. Additional information pertaining to the Funds’ expense ratios as of October 31, 2010 can be found in the Financial Highlights.

Average Annual Total Return
Periods Ending October 31, 2010

One	Five	Since Inception
Year	Year	(Nov 14, 2001)

(2.25%)	(6.78%)	(2.98%)

Past performance is not predictive of future results. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Barclay 6 Month T-Bill Bellwethers Index is an unmanaged index comprised of U.S. Government Treasury Bonds with an average maturity of six months. The index represents unmanaged groups of bonds that differ from the composition of each AMF Fund. The index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for any of the AMF Funds, please call 1-800-527-3713.

Investment
Comparison
(Unaudited)
Comparison of change in
value of a hypothetical
$10,000 investment for the
years ended October 31

Short U.S. Government Fund

		Barclay 1-3
	Short U.S.	Year Government
	Government Fund	Index
2000	10000	10000
2001	10966	11799
2002	11402	12397
2003	11621	12661
2004	11867	12905
2005	12024	12998
2006	12568	13554
2007	13188	14331
2008	12366	15227
2009	13115	15813
2010	13414	16230

Gross Expense Ratio
0.62%

The above expense ratios are from the Funds’ prospectus dated March 1, 2010. Additional information pertaining to the Funds’ expense ratios as of October 31, 2010 can be found in the Financial Highlights.

Average Annual Total Return
Periods Ending October 31, 2010

One	Five	Ten
Year	Year	Year

2.28%	2.21%	2.98%
Intermediate Mortgage Fund

		Barclay Fixed
		Rate Mortgage	Barclay 1-5
	Intermediate Mortgage	Backed Securities	Year Government
	Fund	Index	Index
2000	10000	10000	10000
2001	11159	11309	11955
2002	11620	12022	12669
2003	11784	12352	12960
2004	12115	13040	13298
2005	12244	13269	13333
2006	12844	14022	13912
2007	13270	14816	14737
2008	9827	15493	15800
2009	8289	17391	16549
2010	8018	18087	17077

Gross Expense Ratio
0.80%

The above expense ratios are from the Funds’ prospectus dated March 1, 2010. Additional information pertaining to the Funds’ expense ratios as of October 31, 2010 can be found in the Financial Highlights.

Average Annual Total Return
Periods Ending October 31, 2010

One	Five	Ten
Year	Year	Year

(3.27%)	(8.12%)	(2.18%)

Past performance is not predictive of future results. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Barclay 1-3 Year Government Index is an unmanaged index generally representative of government securities with maturities of one to three years. The Barclay Fixed Rate Mortgage Backed Securities Index is a broad-based unmanaged index that represents the general performance of fixed rate mortgage bonds. The Barclay 1-5 Year Government Index is an unmanaged index generally representative of government securities with maturities of one to five years. The indices represent unmanaged groups of bonds that differ from the composition of each AMF Fund. The indices do not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for any of the AMF Funds, please call 1-800-527-3713.

Investment
Comparison
(Unaudited)
Comparison of change in
value of a hypothetical
$10,000 investment for the
years ended October 31

U.S. Government Mortgage Fund

		Barclay Fixed
		Rate Mortgage
	U.S. Government	Backed Securities
	Mortgage Fund	Index
2000	10000.00	10000.00
2001	11199.00	11309.00
2002	11707.40	12022.00
2003	11946.30	12352.00
2004	12486.20	13040.00
2005	12601.10	13269.00
2006	13236.20	14022.00
2007	13857.00	14816.00
2008	12733.20	15493.00
2009	13294.70	17391.00
2010	13875.70	18087.00

Gross Expense Ratio
0.68%

The above expense ratios are from the Funds’ prospectus dated March 1, 2010. Additional information pertaining to the Funds’ expense ratios as of October 31, 2010 can be found in the Financial Highlights.

Average Annual Total Return
Periods Ending October 31, 2010

One	Five	Ten
Year	Year	Year

4.37%	1.94%	3.33%

Past performance is not predictive of future results. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Barclay Fixed Rate Mortgage Backed Securities Index is a broad-based unmanaged index that represents the general performance of fixed rate mortgage bonds. The index represents unmanaged groups of bonds that differ from the composition of each AMF Fund. The index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for any of the AMF Funds, please call 1-800-527-3713.

Investment
Comparison
(Unaudited)
Comparison of change in
value of a hypothetical
$10,000 investment for the
years ended October 31

Large Cap Equity Fund

The following graph shows that an investment of $10,000 in the Class AMF of the Fund on October 31, 2000 would have been worth $10,506 on October 31, 2010, assuming all dividends and distributions had been reinvested. A similar investment in the S&P 500, over the same period, would have been to $9,984. A similar investment in the Morningstar Large Cap Blend, over the same period, would have worth to $9,512.

				Morningstar Large
	Class AMF	Class H(1)	S&P	Cap Blend
2000	10000		10000	10000
2001	9182		7511	7403
2002	8597		6377	6263
2003	9332		7703	7486
2004	9835		8428	8075
2005	9987		9162	8858
2006	11201		10658	10167
2007	12059		12209	11711
2008	8896	10000	7804	7349
2009	9533	13022	8569	8226
2010	10806	14792	9984	9512

Gross Expense Ratios
Class AMF 1.20%
Class H 0.95%

The above expense ratios are from the Funds’ prospectus dated March 1, 2010. Additional information pertaining to the Funds’ expense ratios as of October 31, 2010 can be found in the Financial Highlights.

Average Annual Total Return
Periods Ending October 31, 2010*

	One	Five	Ten		Since
	Year	Year	Year		Inception

Class AMF	13.35%	1.59%	0.78%
Class H(1)	13.59%	N/A	N/A		26.01%

Morningstar Large Cap Blend	15.61%	1.54%	0.58%

S&P	16.59%	1.73%	(0.02%	)

*	Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. The S&P 500 does not include a reduction in total return for expenses.

(1)	Class H of the Fund commenced operations on February 20, 2009. An investment of $10,000 in Class H on February 20, 2009 would have been worth $14,792 on October 31, 2010.

 Past performance is not predictive of future results. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Morningstar Large Cap Blend Average consists of funds that, by portfolio practice, invest at least 70% of assets in domestic stocks in the top 70% of the capitalization of the U.S. equity market. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. The Standard & Poors 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole. Each of these indices represents an unmanaged group of securities that differ from the composition of each AMF Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for any of the AMF Funds, please call 1-800-527-3713.

ASSET MANAGEMENT FUND
MONEY MARKET FUND
STATEMENT OF NET ASSETS
October 31, 2010

	Percentage
	of Net
	Assets	Shares	Value

INVESTMENT COMPANIES	0.0%
Northern Institutional Treasury Portfolio		68	$68

TOTAL INVESTMENT COMPANIES			68

	Percentage
	of Net	Principal
	Assets	Amount	Value

REPURCHASE AGREEMENTS	100.06%
Bank of America, 0.22%, (Agreement dated 10/29/10 to be repurchased at $19,314,354 on 11/1/10. Collateralized by Fixed Rate U.S. Government Mortgage-Backed Securities, 4.5%, with a value of $19,700,281, due at 1/20/37)		$19,314,000	$19,314,000

TOTAL REPURCHASE AGREEMENTS			19,314,000

TOTAL INVESTMENTS (Cost $19,314,068)(a)	100.06%		19,314,068
OTHER NET ASSETS (LIABILITIES)	(0.06)%		(10,949)

Net Assets applicable to 19,317,391 Shares of Common Stock issued and outstanding	100.0%		$19,303,119

Net Asset Value, offering and redemption price per share ($19,303,119 ÷ 19,317,391 Shares)			$1.00

(a)	Represents cost for financial reporting purposes.

See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND
STATEMENT OF NET ASSETS
October 31, 2010

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*	37.8%
1 Yr. Constant Maturity Treasury Based ARMS	21.1%
Bear Stearns Adjustable Rate Mortgage Trust
3.01%		3/25/31	$1,531,883	$1,511,737
CS First Boston Mortgage Securities Corp.
2.76%		6/25/32	381,719	327,051
Fannie Mae
2.74%		7/1/28	2,623,565	2,745,648
2.36%		8/1/29	2,088,582	2,162,434
3.94%		3/1/30	264,981	276,637
2.65%		1/1/32	3,690,743	3,836,381
2.60%		5/1/33	1,135,678	1,182,443
2.69%		9/1/33	3,308,733	3,454,467
2.64%		1/1/35	6,575,556	6,913,114
2.56%		1/1/35	8,515,329	8,864,850
4.00%(a)		9/1/36	31,199,186	32,693,721
4.12%		5/25/42	6,530,029	6,845,887
Fannie Mae Grantor Trust
4.05%		8/25/43	12,571,399	13,290,332
Fannie Mae Whole Loan
4.72%		8/25/42	3,743,774	4,104,262
4.45%		8/25/42	11,888,266	12,791,905
4.14%		4/25/45	20,053,394	21,581,290
FHLMC Structured Pass-Through Securities
4.34%		3/25/44	2,566,971	2,645,580
Freddie Mac
3.99%		10/1/22	976,426	1,014,151
2.53%		9/1/27	1,358,315	1,406,345
2.52%		9/1/28	9,477,452	9,854,486
2.51%		9/1/30	885,226	912,601
2.59%		7/1/31	5,374,086	5,563,320

				143,978,642

12 Mo. London Interbank Offering Rate (LIBOR)	2.8%
Sequoia Mortgage Trust
3.75%		2/25/40	18,471,238	18,816,613

See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND (continued)
STATEMENT OF NET ASSETS
October 31, 2010

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

6 Mo. Certificate of Deposit Based ARMS	0.6%
Fannie Mae
1.70%		6/1/21	$1,227,553	$1,231,599
2.41%		12/1/24	1,954,242	1,986,454
Freddie Mac
2.37%		1/1/26	727,580	741,193

				3,959,246

6 Mo. London Interbank Offering Rate (LIBOR)	4.0%
Bear Stearns Adjustable Rate Mortgage Trust
3.96%		3/25/31	303,348	294,663
Fannie Mae
1.97%		9/1/27	3,247,162	3,312,830
1.67%		3/1/28	2,917,489	2,967,006
2.43%		6/1/28	415,648	429,612
1.91%		9/1/33	1,374,219	1,398,087
1.79%		11/1/33	2,367,737	2,409,692
1.98%		11/1/33	1,134,618	1,157,656
Freddie Mac
2.75%		9/1/30	3,265,817	3,434,336
Mastr Adjustable Rate Mortgages Trust
2.12%		1/25/34	804,363	687,226
MLCC Mortgage Investors, Inc.
2.19%		10/25/28	6,437,957	6,182,833
Structured Asset Mortgage Investments, Inc.
2.49%		12/19/33	5,389,779	5,083,322

				27,357,263

Cost of Funds Index Based ARMS	6.3%
Fannie Mae
3.90%		2/1/28	14,919,299	15,835,642
3.05%		8/1/33	8,877,845	9,189,653
3.17%		11/1/36	10,079,753	10,441,193
3.00%		6/1/38	7,549,534	7,820,872

				43,287,360

See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND (continued)
STATEMENT OF NET ASSETS
October 31, 2010

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

HYBRID ARMS	2.9%
Freddie Mac
3.44%		5/1/40	$18,398,433	$19,163,127
Mastr Adjustable Rate Mortgages Trust
6.11%		10/25/32	702,983	689,781

				19,852,908

MONTHLY London Interbank Offering Rate (LIBOR) Collateralized Mortgage Obligations	0.1%
GSR Mortgage Loan Trust
0.61%		3/25/32	835,814	743,764

TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES				257,995,796

FIXED RATE MORTGAGE-RELATED SECURITIES	59.0%
15 Yr. Securities	5.2%
Fannie Mae
3.50%		9/1/20	9,095,441	9,505,373
3.50%(b)		10/22/25	25,000,000	26,167,970

				35,673,343

30 Yr. Securities	8.4%
Fannie Mae
6.00%		5/1/39	48,306,276	52,883,006
Freddie Mac
4.00%		8/1/33	3,877,821	4,002,292

				56,885,298

Collateralized Mortgage Obligations	45.4%
Fannie Mae
5.00%		2/25/18	7,401,823	8,012,803
4.00%		2/25/23	12,443,570	13,176,825
4.00%		10/25/23	5,562,853	5,878,548
4.50%		3/25/24	13,770,662	14,850,843
5.00%		3/25/24	9,124,583	9,936,206
4.00%		3/25/24	13,970,767	14,742,648
4.50%		3/25/27	17,015,413	17,706,988
5.50%		8/25/27	2,298,062	2,321,487
6.00%		1/25/29	1,054,610	1,055,169
5.50%		9/25/34	20,239,016	20,911,619
5.50%		1/25/36	8,266,031	8,817,880
See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND (continued)
STATEMENT OF NET ASSETS
October 31, 2010

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

Freddie Mac
5.38%		9/15/11	$7,854,744	$8,080,236
4.50%		12/15/13	6,334,434	6,443,932
4.00%		6/15/22	41,644,383	43,353,219
4.00%		8/15/23	21,189,502	22,658,901
6.00%		3/15/32	12,024,442	13,246,821
5.00%		7/15/32	25,021,725	25,818,740
5.50%		2/15/33	14,581,254	15,584,161
4.00%		4/15/37	5,628,033	5,782,906
5.00%		4/15/37	5,373,803	5,703,815
Government National Mortgage Association
4.49%		10/16/25	3,551,916	3,610,001
5.08%		1/16/30	1,297,925	1,370,634
2.32%		1/16/32	16,390,985	16,818,068
5.00%		8/20/35	13,473,090	14,289,181
4.50%		11/20/36	9,442,435	9,632,070

				309,803,701

TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES				402,362,342

U.S. GOVERNMENT AGENCIES	2.7%
FDIC Structured Sale Guaranteed Notes
1.06%(c)		10/25/11	2,000,000	1,987,500
1.68%(c)		1/7/13	2,500,000	2,455,850
3.00%(c)		9/30/19	3,146,180	3,265,241

				7,708,591

FDIC Trust
2.18%(c)		5/25/50	10,769,046	10,831,292

TOTAL U.S. GOVERNMENT AGENCIES				18,539,883

U.S. GOVERNMENT OBLIGATIONS	2.2%
U.S. Treasury Note
0.38%		9/30/12	15,000,000	15,010,545

TOTAL U.S. GOVERNMENT OBLIGATIONS				15,010,545

	Percentage
	of Net
	Assets		Shares	Value

INVESTMENT COMPANIES	0.0%
Northern Institutional Treasury Portfolio			21,145	$21,145

TOTAL INVESTMENT COMPANIES				21,145

See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND (concluded)
STATEMENT OF NET ASSETS
October 31, 2010

	Percentage
	of Net	Principal
	Assets	Amount	Value

REPURCHASE AGREEMENTS	2.3%
Bank of America, 0.22%, (Agreement dated 10/29/10 to be repurchased at $15,793,290 on 11/1/10. Collateralized by Fixed Rate U.S. Government Mortgage-Backed Securities, 4.50%, with a value of $16,108,860, due at 1/20/37)		$15,793,000	$15,793,000

TOTAL REPURCHASE AGREEMENTS			15,793,000

TOTAL INVESTMENTS (Cost $695,171,157)(d)	104.0%		709,722,711
NET OTHER ASSETS (LIABILITIES)	(4.0)%		(27,607,486)

Net Assets applicable to 90,972,292 Shares of Common Stock issued and outstanding	100.0%		$682,115,225

Net Asset Value, offering and redemption price per share ($682,115,225 ÷ 90,972,292 Shares)			$7.50

*	The rates presented are the rates in effect at October 31, 2010.
(a)	Security held as collateral for When-Issued Security.

(b)	When-Issued Security.

(c)	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(d)	Represents cost for financial reporting purposes.

FHLMC – Federal Home Loan Mortgage Corporation

See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT FUND
STATEMENT OF NET ASSETS
October 31, 2010

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*	42.5%
1 Yr. Constant Maturity Treasury Based ARMS	41.2%
Fannie Mae
2.54%		10/1/28	$183,437	$191,529
2.95%		12/1/30	505,402	534,183
2.65%		1/1/32	1,661,748	1,727,321
2.56%		7/1/33	718,509	743,263
Freddie Mac
2.62%		11/1/28	176,051	184,439
3.15%		1/1/29	663,156	697,891
2.56%		7/1/30	531,386	552,595
2.59%		9/1/30	109,280	113,654
2.78%		8/1/31	1,139,226	1,191,293

				5,936,168

Cost of Funds Index Based ARMS	1.3%
Regal Trust IV
3.25%(a)		9/29/31	143,548	124,010
Ryland Mortgage Securities Corp.
3.72%		10/25/23	64,809	62,100

				186,110

TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES				6,122,278

FIXED RATE MORTGAGE-RELATED SECURITIES	40.4%
15 Yr. Securities	21.8%
Fannie Mae
3.50%		11/1/20	3,000,000	3,135,210

Collateralized Mortgage Obligations	18.6%
Freddie Mac
4.00%		8/15/23	1,548,743	1,656,142
Government National Mortgage Association
2.32%		1/16/32	993,393	1,019,277

				2,675,419

TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES				5,810,629

See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT FUND (concluded)
STATEMENT OF NET ASSETS
October 31, 2010

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

U.S. GOVERNMENT OBLIGATIONS	14.0%
U.S. Treasury Note
0.63%		7/31/12	$2,000,000	$2,010,240

TOTAL U.S. GOVERNMENT OBLIGATIONS				2,010,240

	Percentage
	of Net
	Assets		Shares	Value

INVESTMENT COMPANIES	2.9%
Northern Institutional Treasury Portfolio			418,656	$418,656

TOTAL INVESTMENT COMPANIES				418,656

TOTAL INVESTMENTS (Cost $14,181,333)(b)	99.8%			14,361,803

OTHER NET ASSETS (LIABILITIES)	0.2%			34,219

Net Assets applicable to 2,792,485 Shares of Common Stock issued and outstanding	100.0%			$14,396,022

Net Asset Value, offering and redemption price per share ($14,396,022 ÷ 2,792,485 Shares)				$5.16

*	The rates presented are the rates in effect at October 31, 2010.

(a)	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(b)	Represents cost for financial reporting purposes.
See notes to financial statements.

ASSET MANAGEMENT FUND
SHORT U.S. GOVERNMENT FUND
STATEMENT OF NET ASSETS
October 31, 2010

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*	35.9%
1 Yr. Constant Maturity Treasury Based ARMS	35.9%
Fannie Mae
2.84%		5/1/31	$673,665	$709,829
2.65%		1/1/32	2,338,794	2,431,083
2.64%		1/1/35	562,394	591,265
4.00%		9/1/36	854,772	895,718
Fannie Mae Grantor Trust
4.05%		8/25/43	2,454,969	2,595,363
Freddie Mac
2.61%		3/1/27	368,991	384,502
2.78%		8/1/31	1,661,566	1,737,507

TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES				9,345,267

FIXED RATE MORTGAGE-RELATED SECURITIES	52.8%
15 Yr. Securities	0.1%
Freddie Mac
8.00%		12/17/15	30,118	32,031

Collateralized Mortgage Obligations	52.7%
Fannie Mae
4.00%		2/25/23	2,172,903	2,300,945
Freddie Mac
4.50%		4/15/19	2,918,904	3,211,410
4.00%		8/15/23	2,145,860	2,294,666
Government National Mortgage Association
5.12%		1/16/28	1,070,337	1,113,816
4.62%		6/16/31	1,039,163	1,103,149
2.32%		1/16/32	2,483,483	2,548,192
4.50%		11/20/36	1,099,128	1,121,203

				13,693,381

TOTAL FIXED RATE MORTGAGE-RELATED
SECURITIES				13,725,412

U.S. GOVERNMENT AGENCIES	1.9%
FDIC Structured Sale Guaranteed Notes
1.68%(a)		1/7/13	500,000	491,170

TOTAL U.S. GOVERNMENT AGENCIES				491,170

See notes to financial statements.

ASSET MANAGEMENT FUND
SHORT U.S. GOVERNMENT FUND (concluded)
STATEMENT OF NET ASSETS
October 31, 2010

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

U.S. GOVERNMENT OBLIGATIONS	7.7%
U.S. Treasury Note
1.25%		9/30/15	$2,000,000	$2,009,376

TOTAL U.S. GOVERNMENT OBLIGATIONS				2,009,376

	Percentage
	of Net
	Assets		Shares	Value

INVESTMENT COMPANIES	1.1%
Northern Institutional Treasury Portfolio			285,525	$285,525

TOTAL INVESTMENT COMPANIES				285,525

TOTAL INVESTMENTS (Cost $25,011,276)(b)	99.4%			25,856,750

NET OTHER ASSETS (LIABILITIES)	0.6%			149,704

Net Assets applicable to 2,753,515 Shares of Common Stock issued and outstanding	100.0%			$26,006,454

Net Asset Value, offering and redemption price per share ($26,006,454÷ 2,753,515 Shares)				$9.45

*	The rates presented are the rates in effect at October 31, 2010.

(a)	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(b)	Represents cost for financial reporting purposes.

See notes to financial statements.

ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND
STATEMENT OF NET ASSETS
October 31, 2010

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

FIXED RATE MORTGAGE-RELATED SECURITIES	73.2%
15 Yr. Securities	12.3%
Fannie Mae
7.00%		3/1/15	$64,880	$69,511
7.00%		3/1/15	58,454	62,557
7.00%		3/1/15	116,507	124,956
7.50%		11/1/15	95,377	103,487
6.50%		1/1/16	87,235	93,621
6.00%		6/1/16	260,602	282,651
6.00%		7/1/17	317,311	344,159
6.00%		7/1/17	147,430	159,981
3.50%		9/1/20	1,959,295	2,047,600
Freddie Mac
6.00%		6/1/17	317,126	343,964

				3,632,487

30 Yr. Securities	38.2%
Fannie Mae
4.00%		8/1/40	1,000,000	1,031,942
4.00%		10/1/40	1,000,000	1,031,942
4.00%		10/1/40	5,301,624	5,471,235
Freddie Mac
4.00%		8/1/33	3,631,979	3,748,558

				11,283,677

Collateralized Mortgage Obligations	22.7%
Fannie Mae
4.00%		2/25/23	2,707,955	2,867,525
4.50%		3/25/24	1,062,277	1,145,603
4.00%		10/25/32	1,180,353	1,232,557
5.00%		9/25/35	203,659	205,571
Government National Mortgage Association
4.50%		11/20/36	1,248,927	1,274,010

				6,725,266

TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES				21,641,430

See notes to financial statements.

ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND (concluded)
STATEMENT OF NET ASSETS
October 31, 2010

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

U.S. GOVERNMENT AGENCIES	9.3%
FDIC Structured Sale Guaranteed Notes
3.00%(a)		9/30/19	$393,273	$408,155
FDIC Trust 2.18%(a)		5/25/50	2,341,097	2,354,629

TOTAL U.S. GOVERNMENT AGENCIES				2,762,784

U.S. GOVERNMENT OBLIGATIONS	17.0%
U.S. Treasury Note
0.63%		7/31/12	1,000,000	1,005,120
0.75%		8/15/13	1,000,000	1,008,125
1.25%		9/30/15	3,000,000	3,014,064

TOTAL U.S. GOVERNMENT OBLIGATIONS				5,027,309

	Percentage
	of Net
	Assets		Shares	Value

INVESTMENT COMPANIES	0.5%
Northern Institutional Treasury Portfolio			146,429	$146,429

TOTAL INVESTMENT COMPANIES				146,429

TOTAL INVESTMENTS (Cost $29,147,168)(b)	100.0%			29,577,952

NET OTHER ASSETS (LIABILITIES)	0.0%			9,511

Net Assets applicable to 6,541,883 Shares of Common Stock issued and outstanding	100.0%			$29,587,463

Net Asset Value, offering and redemption price per share ($29,587,463 ÷ 6,541,883 Shares)				$4.52

(a)	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(b)	Represents cost for financial reporting purposes.

See notes to financial statements.

ASSET MANAGEMENT FUND
U.S. GOVERNMENT MORTGAGE FUND
STATEMENT OF NET ASSETS
October 31, 2010

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*	10.9%
MONTHLY London Interbank Offering Rate (LIBOR)
Collateralized Mortgage Obligations	10.9%
Fannie Mae
0.68%		2/25/37	$2,521,617	$2,511,691

TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES				2,511,691

FIXED RATE MORTGAGE-RELATED SECURITIES	82.9%
15 Yr. Securities	46.0%
Fannie Mae
7.00%		3/1/15	80,404	86,049
3.50%		9/1/20	4,898,238	5,119,001
3.50%		11/1/20	5,160,602	5,393,190

				10,598,240

30 Yr. Securities	4.5%
Fannie Mae
5.00%		3/1/38	554,552	589,103
Government National Mortgage Association
7.50%		2/15/24	93,956	107,323
7.00%		4/15/27	101,872	113,655
6.00%		1/15/29	194,692	215,413

				1,025,494

Collateralized Mortgage Obligations	32.4%
Fannie Mae
4.50%		3/25/24	317,165	342,044
4.00%		1/25/33	132,914	138,022
5.50%		12/25/36	3,138,481	3,555,640
Freddie Mac
4.50%		4/15/19	2,928,712	3,222,201
4.00%		3/15/33	186,807	197,151

				7,455,058

TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES				19,078,792

See notes to financial statements.

ASSET MANAGEMENT FUND
U.S. GOVERNMENT MORTGAGE FUND (concluded)
STATEMENT OF NET ASSETS
October 31, 2010

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

U.S. GOVERNMENT AGENCIES	5.9%
FDIC Structured Sale Guaranteed Notes
3.00%(a)		9/30/19	$393,273	$408,155
FDIC Trust 2.18%(a)		5/25/50	936,439	941,852

TOTAL U.S. GOVERNMENT AGENCIES				1,350,007

	Percentage
	of Net
	Assets		Shares	Value

INVESTMENT COMPANIES	0.3%		81,283	$81,283
Northern Institutional Treasury Portfolio

TOTAL INVESTMENT COMPANIES				81,283

TOTAL INVESTMENTS (Cost $22,109,771)(b)	100.0%			23,021,773

NET OTHER ASSETS (LIABILITIES)	0.0%			967

Net Assets applicable to 2,593,826 Shares of Common Stock issued and outstanding	100.0%			$23,022,740

Net Asset Value, offering and redemption price per share ($23,022,740 ÷ 2,593,826 Shares)				$8.88

*	The rates presented are the rates in effect at October 31, 2010.

(a)	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(b)	Represents cost for financial reporting purposes.

See notes to financial statements.

ASSET MANAGEMENT FUND
LARGE CAP EQUITY FUND
STATEMENT OF NET ASSETS
October 31, 2010

	Percentage
	of Net
	Assets	Shares	Value

COMMON STOCKS	94.3%
Aerospace & Defense	7.1%
General Dynamics Corp.		40,000	$2,724,800
United Technologies Corp.		50,000	3,738,500

			6,463,300

Air Freight & Logistics	2.9%
United Parcel Service, Inc.		40,000	2,693,600

Beverages	8.6%
Coca-Cola Co.		70,000	4,292,400
PepsiCo, Inc.		55,000	3,591,500

			7,883,900

Chemicals	2.2%
Praxair, Inc.		22,000	2,009,480

Commercial Banks	3.6%
Wells Fargo & Co.		125,000	3,260,000

Communications Equipment	2.9%
Cisco Systems, Inc.(a)		115,000	2,625,450

Computers & Peripherals	4.4%
International Business Machines Corp.		28,000	4,020,800

Diversified Financial Services	3.2%
American Express Co.		70,000	2,902,200

Food & Staples Retailing	7.3%
Sysco Corp.		90,000	2,651,400
Wal-Mart Stores, Inc.		75,000	4,062,750

			6,714,150

Health Care Equipment & Supplies	5.0%
Becton, Dickinson & Co.		30,000	2,265,600
Medtronic, Inc.		65,000	2,288,650

			4,554,250

Hotels, Restaurants & Leisure	4.2%
McDonalds Corp.		50,000	3,888,500

Household Products	4.2%
Proctor & Gamble		60,000	3,814,200

Industrial Conglomerates	6.4%
3M Company		35,000	2,947,700
General Electric Co.		180,000	2,883,600

			5,831,300

See notes to financial statements.

ASSET MANAGEMENT FUND
LARGE CAP EQUITY FUND (concluded)
STATEMENT OF NET ASSETS
October 31, 2010

	Percentage
	of Net
	Assets	Shares	Value

Insurance	3.9%
Berkshire Hathaway, Inc.(a)		30	$3,579,000

IT Services	2.9%
Automatic Data Processing		60,000	2,665,200

Oil & Gas Consumable Fuels	8.0%	40,000
Chevron Corp.			3,304,400
Exxon Mobil Corp.		60,000	3,988,200

			7,292,600

Pharmaceuticals	8.2%
Abbott Laboratories		65,000	3,335,800
Johnson & Johnson		65,000	4,138,550

			7,474,350

Retail	2.5%
TJX Companies		50,000	2,294,500

Software	4.4%
Microsoft Corp.		150,000	3,996,000

Specialty Retail	2.4%
Home Depot		70,000	2,161,600

TOTAL COMMON STOCKS			86,124,380

INVESTMENT COMPANIES	5.7%
Northern Institutional Treasury Portfolio		5,200,776	5,200,776

TOTAL INVESTMENT COMPANIES			5,200,776

TOTAL INVESTMENTS (Cost $71,216,343)(b)	100.0%		91,325,156
NET OTHER ASSETS (LIABILITIES)	0.0%		(19,423)

Net Assets applicable to 11,479,148 Shares of Common Stock issued and outstanding	100.0%		$91,305,733

Net Asset Value, Class AMF offering and redemption price per share ($88,368,370 ÷ 11,109,865 Shares)			$7.95

Net Asset Value, Class H offering and redemption price per share ($2,937,363 ÷ 369,283 Shares)			$7.95

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes.

See notes to financial statements.

ASSET MANAGEMENT FUND
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2010

		Ultra		Short		U.S.	Large
	Money	Short	Ultra	U.S.	Intermediate	Government	Cap
	Market	Mortgage	Short	Government	Mortgage	Mortgage	Equity
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Interest income	$32,888	$29,713,986	$1,072,555	$987,511	$2,638,490	$986,640	$2,462
Dividend income	—	—	—	—	—	—	1,912,299

Total investment income	32,888	29,713,986	1,072,555	987,511	2,638,490	986,640	1,914,761

Operating expenses:
Investment advisory	32,485	3,873,462	82,376	80,495	126,228	58,439	549,734
Distribution — Class AMF Shares	—	—	—	—	—	—	204,477
Distribution — Class I Shares	32,283	2,151,913	45,764	48,297	54,098	35,064	—
Distribution — Class D Shares	813	—	—	—	—	—	—
Administration	13,382	521,127	11,020	19,441	21,928	14,333	49,889
Legal	7,533	291,600	6,145	10,759	12,251	7,835	28,452
Trustees	3,481	133,307	2,874	5,023	5,677	3,601	12,866
Other	21,919	480,383	21,496	37,749	19,720	20,060	122,297

Total expenses before fee reductions	111,896	7,451,792	169,675	201,764	239,902	139,332	967,715

Expenses reduced by Investment Adviser	(76,348)	(1,721,549)	(36,612)	—	(36,065)	—	(40,605)
Expenses reduced by Distributor	(21,590)	(860,759)	(18,306)	—	—	—	(55,037)

Net expenses	13,958	4,869,484	114,757	201,764	203,837	139,332	872,073

Net investment income	18,930	24,844,502	957,798	785,747	2,434,653	847,308	1,042,688

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Realized gains (losses) from investment transactions	—	(287,155,424)	(19,988,019)	(5,085,539)	(38,832,643)	(4,836,822)	552,483
Change in unrealized appreciation (depreciation) on investments	—	310,257,569	18,608,697	4,926,020	35,301,206	4,958,853	9,313,253

Net realized and unrealized gains (losses) from investment activities	—	23,102,145	(1,379,322)	(159,519)	(3,531,437)	122,031	9,865,736

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$18,930	$47,946,647	$(421,524)	$626,228	$(1,096,784)	$969,339	$10,908,424

See notes to financial statements.

(This page intentionally left blank)

ASSET MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund

	Year Ended	Year Ended
	October 31,	October 31,
	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$18,930	$35,042

Change in net assets resulting from operations	18,930	35,042

Dividends paid to stockholders:
From net investment income:
Class I Stockholders	(18,837)	(26,436)
Class D Stockholders	(93)	(8,606)

Total dividends paid to stockholders	(18,930)	(35,042)

Capital Transactions:
Class I Shares:
Proceeds from sale of shares	111,342,638	109,008,107
Value of shares issued to stockholders in reinvestment of dividends	17,242	24,157
Cost of shares repurchased	(113,398,431)	(120,258,530)
Class D Shares:
Proceeds from sale of shares	547,890	45,561,153
Value of shares issued to stockholders in reinvestment of dividends	89	1,695
Cost of shares repurchased	(1,549,226)	(58,697,936)

Change in net assets from capital transactions	(3,039,798)	(24,361,354)

Change in net assets	(3,039,798)	(24,361,354)
Net Assets:
Beginning of year	22,342,917	46,704,271

End of year	$19,303,119	$22,342,917

Accumulated net investment income (losses)	$—	$—

See notes to financial statements.

ASSET MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Ultra Short Mortgage Fund		Ultra Short Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2010	2009	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$24,844,502	$38,977,216	$957,798	$1,794,787
Net realized (losses) from investment transactions	(287,155,424)	(21,453,817)	(19,988,019)	(3,250,158)
Change in unrealized appreciation (depreciation) on investments	310,257,569	(31,943,732)	18,608,697	(2,648,572)

Change in net assets resulting from operations	47,946,647	(14,420,333)	(421,524)	(4,103,943)

Dividends paid to stockholders:
From net investment income	(28,484,326)	(39,660,763)	(1,077,269)	(1,805,958)

Total dividends paid to stockholders	(28,484,326)	(39,660,763)	(1,077,269)	(1,805,958)

Capital Transactions:
Proceeds from sale of shares	—	—	—	—
Value of shares issued to stockholders in reinvestment of dividends	1,770,618	5,199,249	25,546	79,245
Value of shares redeemed	(230,862,089)	(65,146,760)	(5,245,409)	(6,071,600)
Value of in-kind shares redeemed	—	(38,806,947)	—	(6,732,581)

Change in net assets from capital transactions	(229,091,471)	(98,754,458)	(5,219,863)	(12,724,936)

Change in net assets	(209,629,150)	(152,835,554)	(6,718,656)	(18,634,837)
Net Assets:
Beginning of year	891,744,375	1,044,579,929	21,114,678	39,749,515

End of year	$682,115,225	$891,744,375	$14,396,022	$21,114,678

Accumulated undistributed net investment income (losses) (distributions in excess of income)	$51,568	$638,200	$2,779	$71,871

See notes to financial statements.

Short U.S. Government Fund		Intermediate Mortgage Fund		U.S. Government Mortgage Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
2010	2009	2010	2009	2010	2009

$785,747	$1,806,820	$2,434,653	$3,882,696	$847,308	$1,881,772

(5,085,539)	(1,634,145)	(38,832,643)	(16,762,015)	(4,836,822)	(5,384,185)

4,926,020	2,475,196	35,301,206	1,700,346	4,958,853	4,925,874

626,228	2,647,871	(1,096,784)	(11,178,973)	969,339	1,423,461

(867,842)	(1,776,089)	(2,499,209)	(3,868,565)	(847,537)	(1,872,169)

(867,842)	(1,776,089)	(2,499,209)	(3,868,565)	(847,537)	(1,872,169)

61,516	—	—	—	—	—

76,817	424,380	59,680	128,193	43,648	273,685
(10,520,608)	(4,828,379)	(7,985,626)	(5,459,155)	(1,769,483)	(3,038,416)
—	(20,371,849)	—	(18,751,029)	—	(31,995,150)

(10,382,275)	(24,775,848)	(7,925,946)	(24,081,991)	(1,725,835)	(34,759,881)

(10,623,889)	(23,904,066)	(11,521,939)	(39,129,529)	(1,604,033)	(35,208,589)

36,630,343	60,534,409	41,109,402	80,238,931	24,626,773	59,835,362

$26,006,454	$36,630,343	$29,587,463	$41,109,402	$23,022,740	$24,626,773

$(14,312)	$12,402	$7,233	$31,032	$1,843	$(7,980)

ASSET MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Large Cap Equity Fund

	Year Ended	Year Ended
	October 31,	October 31,
	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$1,042,688	$867,548
Net realized gains (losses) from investment transactions	552,483	(2,726,424)
Change in unrealized appreciation (depreciation) on investments	9,313,253	14,067,892

Change in net assets resulting from operations	10,908,424	12,209,016

Dividends paid to stockholders:
From net investment income:
Class AMF Stockholders	(1,118,313)	(886,785)
Class H Stockholders	(43,869)	(26,983)
From net realized gains:
Class AMF Shares	—	(774,584)

Total dividends paid to stockholders	(1,162,182)	(1,688,352)

Capital Transactions:
Class AMF Shares:
Proceeds from sale of shares	10,966,491	245,000
Value of shares issued due to reorganization	—	33,578,897
Value of shares issued to stockholders in reinvestment of dividends	802,483	1,024,252
Cost of shares repurchased	(9,505,526)	(7,482,412)
Class H Shares:
Proceeds from sale of shares	186,857	186,226
Value of shares issued due to reorganization	—	2,412,274
Value of shares issued to stockholders in reinvestment of dividends	43,772	24,244
Cost of shares repurchased	(187,145)	(684,825)

Change in net assets from capital transactions	2,306,932	29,303,656

Change in net assets	12,053,174	39,824,320
Net Assets:
Beginning of year	79,252,559	39,428,239

End of year	$91,305,733	$79,252,559

Accumulated net investment income	$22,915	$142,409

See notes to financial statements.

ASSET MANAGEMENT FUND
MONEY MARKET FUND
FINANCIAL HIGHLIGHTS — CLASS I SHARES
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,

	2010	2009	2008	2007		2006

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Income from investment operations:
Net investment income	0.0009	0.0009	0.0250	0.0512		0.0465
Net realized losses from investments	—	—	—	—	(a)	—

Total from investment operations	0.0009	0.0009	0.0250	0.0512		0.0465

Less distributions:
Dividends paid to stockholders:
From net investment income	(0.0009)	(0.0009)	(0.0250)	(0.0512)		(0.0465)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return	0.09%	0.09%	2.53%	5.24%		4.76%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$19,303	$21,342	$32,568	$131,720		$110,021
Ratio of expenses to average net assets	0.06%	0.16%	0.20%	0.14%		0.18%
Ratio of net investment income to average net assets	0.09%	0.09%	2.82%	5.12%		4.68%
Ratio of gross expenses to average net assets*	0.51%	0.61%	0.43%	0.40%		0.43%

*	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)	Net realized losses per share were less than $0.00005.

See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$7.33	$7.72	$9.62	$9.68	$9.69

Income from investment operations:
Net investment income	0.2054	0.3058	0.4290	0.5107	0.4216
Net realized and unrealized gains (losses) from investments	0.2082	(0.3855)	(1.9116)	(0.0686)	0.0041

Total from investment operations	0.4136	(0.0797)	(1.4826)	0.4421	0.4257

Less distributions:
Dividends paid to stockholders:
From net investment income	(0.2436)	(0.3109)	(0.4174)	(0.5021)	(0.4357)

Change in net asset value	0.17	(0.39)	(1.90)	(0.06)	(0.01)

Net asset value, end of year	$7.50	$7.33	$7.72	$9.62	$9.68

Total return	5.75%	(0.88% )	(15.95% )	4.67%	4.49%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$682,115	$891,744	$1,044,580	$2,131,889	$2,292,373
Ratio of expenses to average net assets	0.57%	0.60%	0.50%	0.46%	0.46%
Ratio of net investment income to average net assets	2.88%	4.24%	4.71%	5.28%	4.35%
Ratio of gross expenses to average net assets*	0.87%	0.90%	0.80%	0.76%	0.76%
Portfolio turnover rate	74%	56%	35%	59%	83%

*	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$5.59	$6.86	$9.61	$9.74	$9.74

Income from investment operations:
Net investment income	0.2737	0.4179	0.4667	0.5137	0.4462
Net realized and unrealized gains (losses) from investments	(0.3939)	(1.2717)	(2.7462)	(0.1249)	0.0185

Total from investment operations	(0.1202)	(0.8538)	(2.2795)	0.3888	0.4647

Less distributions:
Dividends paid to stockholders:
From net investment income	(0.3098)	(0.4162)	(0.4705)	(0.5188)	(0.4647)

Change in net asset value	(0.43)	(1.27)	(2.75)	(0.13)	—

Net asset value, end of year	$5.16	$5.59	$6.86	$9.61	$9.74

Total return	(2.25% )	(12.45% )	(24.99% )	4.07%	4.88%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$14,396	$21,115	$39,750	$195,161	$204,662
Ratio of expenses to average net assets	0.63%	0.67%	0.54%	0.48%	0.48%
Ratio of net investment income to average net assets	5.23%	7.07%	5.16%	5.29%	4.57%
Ratio of gross expenses to average net assets*	0.93%	0.97%	0.84%	0.78%	0.78%
Portfolio turnover rate	66%	10%	32%	36%	89%

*	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

ASSET MANAGEMENT FUND
SHORT U.S. GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.49	$9.28	$10.35	$10.37	$10.37

Income from investment operations:
Net investment income	0.2236	0.3548	0.4301	0.5222	0.4370
Net realized and unrealized gains (losses) from investments	(0.0115)	0.2069	(1.0594)	(0.0232)	0.0209

Total from investment operations	0.2121	0.5617	(0.6293)	0.4990	0.4579

Less distributions:
Dividends paid to stockholders:
From net investment income	(0.2521)	(0.3517)	(0.4407)	(0.5190)	(0.4579)

Change in net asset value	(0.04)	0.21	(1.07)	(0.02)	—

Net asset value, end of year	$9.45	$9.49	$9.28	$10.35	$10.37

Total return	2.28%	6.17%	(6.71% )	4.93%	4.52%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$26,006	$36,630	$60,534	$132,727	$162,250
Ratio of expenses to average net assets	0.63%	0.59%	0.53%	0.48%	0.51%
Ratio of net investment income to average net assets	2.44%	3.92%	4.33%	5.04%	4.22%
Ratio of gross expenses to average net assets	0.63%	0.62%*	0.53%*	0.48%*	0.51%*
Portfolio turnover rate	44%	59%	58%	42%	56%

*	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$5.00	$6.39	$9.12	$9.29	$9.28

Income from investment operations:
Net investment income	0.3162	0.4028	0.4504	0.4810	0.4306
Net realized and unrealized gains (losses) from investments	(0.4711)	(1.3925)	(2.7388)	(0.1774)	0.0123

Total from investment operations	(0.1549)	(0.9897)	(2.2884)	0.3036	0.4429

Less distributions:
Dividends paid to stockholders:
From net investment income	(0.3251)	(0.4003)	(0.4416)	(0.4736)	(0.4329)

Change in net asset value	(0.48)	(1.39)	(2.73)	(0.17)	0.01

Net asset value, end of year	$4.52	$5.00	$6.39	$9.12	$9.29

Total return	(3.27% )	(15.65% )	(25.94% )	3.31%	4.90%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$29,587	$41,109	$80,239	$230,076	$259,106
Ratio of expenses to average net assets	0.57%	0.70%	0.51%	0.48%	0.48%
Ratio of net investment income to average net assets	6.76%	7.41%	5.42%	5.19%	4.65%
Ratio of gross expenses to average net assets*	0.67%	0.80%	0.61%	0.58%	0.58%
Portfolio turnover rate	115%	32%	18%	39%	56%

*	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

ASSET MANAGEMENT FUND
U.S. GOVERNMENT MORTGAGE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$8.82	$8.86	$10.13	$10.18	$10.19

Income from investment operations:
Net investment income	0.3169	0.4225	0.4898	0.5287	0.5038
Net realized and unrealized gains (losses) on investments	0.0603	(0.0399)	(1.2772)	(0.0631)	(0.0053)

Total from investment operations	0.3772	0.3826	(0.7874)	0.4656	0.4985

Less distributions:
Dividends paid to stockholders:
From net investment income	(0.3172)	(0.4226)	(0.4826)	(0.5156)	(0.5085)

Change in net asset value	0.06	(0.04)	(1.27)	(0.05)	(0.01)

Net asset value, end of year	$8.88	$8.82	$8.86	$10.13	$10.18

Total return	4.37%	4.41%	(8.11% )	4.69%	5.04%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$23,023	$24,627	$59,835	$131,070	$164,088
Ratio of expenses to average net assets	0.60%	0.68%	0.52%	0.49%	0.48%
Ratio of net investment income to average net assets	3.63%	4.83%	4.96%	5.20%	4.98%
Portfolio turnover rate	104%	36%	28%	39%	105%

See notes to financial statements.

ASSET MANAGEMENT FUND
LARGE CAP EQUITY FUND — CLASS AMF SHARES
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year	Year	Year	Ten Months
	Ended	Ended	Ended	Ended		Year Ended December 31,
	October 31,	October 31,	October 31,	October 31,
	2010	2009	2008	2007*		2006	2005

Net asset value, beginning of period	$7.11	$6.89	$10.47	$10.01		$9.77	$10.56

Income (Loss) from operations:
Net investment income	0.09	0.09	0.09	0.05		0.01	0.01
Net realized and unrealized gains (losses) from investments	0.85	0.37	(2.57)	0.46		1.35	(0.29)

Total from investment operations	0.94	0.46	(2.48)	0.51		1.36	(0.28)

Less Distributions:
Dividends paid to stockholders:
From net investment income	(0.10)	(0.10)	(0.12)	(0.05)		(0.02)	(0.01)
From net realized gains on investments	0.00	(0.14)	(0.98)	—		(1.10)	(0.50)
Tax return of capital	—	—	—	—		— (a)	—

Total distributions	(0.10)	(0.24)	(1.10)	(0.05)		(1.12)	(0.51)

Change in net asset value	0.84	0.22	(3.58)	0.46		0.24	(0.79)

Net asset value, end of period	$7.95	$7.11	$6.89	$10.47		$10.01	$9.77

Total return	13.35%	7.16%	(26.23% )	5.11%	(b)	13.83%	(2.70% )
Ratios/Supplemental data:
Net assets, end of period (000’s)	$88,368	$76,669	$39,428	$57,461		$66,161	$83,632
Ratio of expenses to average net assets	1.04%	1.24%	0.97%	1.18%	(c)	1.68%	1.44%
Ratio of net investment income to average net assets	1.23%	1.39%	1.08%	0.60%	(c)	0.09%	0.11%
Ratio of gross expenses to average net assets**	1.15%	1.45%	1.07%	1.27%	(c)	—	—
Portfolio turnover rate	14%	14%	14%	13%		10%	23%

*	In connection with the reorganization of the AMF Large Cap Equity Institutional Fund, Inc. (the Predecessor Fund) into the Large Cap Equity Fund on January 8, 2007, the Net Asset Value (NAV) of the Predecessor Fund changed to $10.00 per share. Shareholders received the number of shares of Large Cap Equity Fund equal in value to the number of shares held in the Predecessor Fund. The amounts presented prior to this date have been restated to reflect the change in NAV during the reorganization.
**	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)	Distributions per share were less than $0.005.
(b)	Not annualized.
(c)	Annualized.

See notes to financial statements.

ASSET MANAGEMENT FUND
LARGE CAP EQUITY FUND — CLASS H SHARES
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year	Period
	Ended	Ended
	October 31,	October 31,
	2010	2009(a)

Net asset value, beginning of period	$7.11	$5.52

Income (Loss) from operations:
Net investment income	0.11	0.07
Net realized and unrealized gains (losses) from investments	0.85	1.59

Total from investment operations	0.96	1.66

Less Distributions:
Dividends paid to stockholders:
From net investment income	(0.12)	(0.07)

Change in net asset value	0.84	1.59

Net asset value, end of period	$7.95	$7.11

Total return	13.59%	30.22%	(b)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$2,937	$2,584
Ratio of expenses to average net assets	0.85%	0.90%	(c)
Ratio of net investment income to average net assets	1.41%	1.56%	(c)
Ratio of gross expenses to average net assets*	0.90%	1.05%	(c)
Portfolio turnover rate	14%	14%	(d)

*	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)	For the period February 20, 2009 (commencement of operations) through October 31, 2009.
(b)	Not annualized.
(c)	Annualized.
(d)	The portfolio turnover rate represents the full year period of November 1, 2008 through October 31, 2009.

See notes to financial statements.

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2010
Asset Management Fund (the “Trust”) was reorganized as a Delaware statutory trust on September 30, 1999, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management company. As of October 31, 2010, the Trust is authorized to issue an unlimited number of shares in seven separate series: the Money Market Fund, the Ultra Short Mortgage Fund, the Ultra Short Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund, the U.S. Government Mortgage Fund and the Large Cap Equity Fund (referred to individually as a “Fund” and collectively as the “Funds”). Each of the Funds, except the Large Cap Equity Fund, offer a single class of shares. The Large Cap Equity Fund is authorized to sell two classes of shares: Class AMF Shares and Class H Shares. Class AMF and Class H Shares of the Large Cap Equity Fund have the same rights and obligations except: (i) Class AMF Shares bear a distribution fee, while Class H Shares do not have any distribution fee, which will cause Class AMF Shares to have a higher expense ratio and to pay lower dividends than those related to Class H Shares; (ii) other expenses, which are determined to properly apply to one class of shares upon approval by the Board of Trustees, will be borne solely by the class to which such expenses are attributable; and (iii) each class will have exclusive voting rights with respect to the matters relating to its own distribution arrangements. Class D Shares of the Money Market Fund were terminated during the fiscal year on December 30, 2009.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Trust expects the risk of loss to be remote. The Trust maintains an insurance policy that insures its officers and trustees against certain liabilities.

A. Significant accounting policies are as follows:

SECURITY VALUATION

Money Market Fund:

Fund securities are valued under the amortized cost method as allowed by Rule 2a-7 under the 1940 Act, which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter a constant accretion / amortization rate of any discount or premium is recorded until maturity of the security as long as the calculation approximates fair value. Open-end mutual fund investments are valued at their most recently calculated net asset value. The Fund seeks to maintain a net asset value per share (“NAV”) at $1.00.

Ultra Short Mortgage Fund, Ultra Short Fund, Short U.S. Government Fund, Intermediate Mortgage Fund and U.S. Government Mortgage Fund:

The Funds’ debt securities (except short-term debt instruments maturing within 60 days, which are valued at amortized cost) are valued at market quotations or values obtained from independent pricing services approved by the Board of Trustees of the Trust (“Board”). Pricing services may use various techniques to value securities which take into account a variety of factors including yield, quality, coupon rate, maturity date, type of issue, trading characteristics and other data, including broker quotes. If a pricing service is unable to provide valuations for a particular security or securities, or the Adviser has determined that such valuations are unreliable, the Funds will fair value the security or securities pursuant to the Board approved fair valuation methodology of the Adviser.

Within the fair value pricing methodology used by the Adviser, among the more specific factors that are considered in determining the fair value of investments in debt instruments are: (1) information obtained with respect to market transactions in

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2010

such securities or comparable securities; (2) the price and extent of public trading in similar securities of the issuer or comparable securities; (3) the fundamental analytical data relating to the investment; (4) quotations from broker/dealers, yields, maturities, ratings and various relationships between securities; and (5) evaluation of the forces which influence the market in which these securities are purchased and sold. The fair valuation process also takes into consideration factors such as interest rate changes, movements in credit spreads, default rate assumptions, prepayment assumptions, type and quality of collateral, and security seasoning. Imprecision in estimating fair value can impact the amount of unrealized appreciation or depreciation recorded for a particular security, and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

Fair value pricing, including prices obtained from pricing services is inherently a process of estimates and judgments. When determining the fair value of the Funds’ investments, additional consideration is given to those assets or liabilities that have experienced a decrease in the volume or level of activity or have identified circumstances that indicate that a transaction is not orderly. Fair value prices established by a Fund may fluctuate to a greater degree than securities for which market quotes are readily available and may differ materially from the value that might be realized upon the sale of the security. There can be no assurance that a Fund could purchase or sell a portfolio of investments at the fair value price used to calculate the Fund’s NAV. In addition, changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the marketplace, resulting in potentially greater NAV volatility.

While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values at the time of pricing, the Trust cannot ensure that fair value prices would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security, particularly in a forced or distressed sale.

Open-end mutual fund investments are valued at their most recently calculated net asset value. Short-term instruments of sufficient credit quality maturing within 60 days of the valuation date will be valued at amortized cost, which approximates market value.

Large Cap Equity Fund:

Securities traded on the NASDAQ National Market System are valued at the official closing price as reported by NASDAQ. Securities traded on national exchanges are valued at the last reported sale price on the exchange where the security is principally traded. In the case of over-the-counter securities, securities are valued at the mean between closing bid and asked prices as of the close of regular trading on the New York Stock Exchange (normally 4:00 PM Eastern time). Open-end mutual fund investments are valued at their most recently calculated net asset value. Short-term instruments of sufficient credit quality maturing within 60 days of the valuation date are valued at amortized cost, which approximates market value. Securities for which (i) quotations are not readily available, or (ii) are determined by the Adviser not to reflect their fair market value are valued at fair value as determined in good faith by the Valuation Committee under the direction of the Board of Trustees.

The Funds use a three tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2010

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing within 60 days are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

	Level 1 -	Level 2 -	Level 3 -
	Quoted	Other Significant	Significant
Portfolio	Prices	Observable Inputs	Unobservable Inputs	Total

Money Market Fund
Repurchase Agreements	$—	$19,314,000	$—	$19,314,000
Investment Companies	68	—	—	68

Total Investments				19,314,068
Ultra Short Mortgage Fund
U.S. Government Agency Mortgages	—	626,021,148	—	626,021,148
Non-Agency Mortgage Related Securities	—	34,336,990	—	34,336,990
U.S. Government Agencies	—	18,539,883	—	18,539,883
U.S. Government Obligations	—	15,010,545	—	15,010,545
Repurchase Agreements	—	15,793,000	—	15,793,000
Investment Companies	21,145	—	—	21,145

Total Investments				709,722,711
Ultra Short Fund
U.S. Government Agency Mortgages	—	11,746,797	—	11,746,797
Non-Agency Mortgage Related Securities	—	186,110	—	186,110
U.S. Government Obligations	—	2,010,240	—	2,010,240
Investment Companies	418,656	—	—	418,656

Total Investments				14,361,803
Short U.S. Government Fund
U.S. Government Agency Mortgages	—	23,070,679	—	23,070,679
U.S. Government Agencies	—	491,170	—	491,170
U.S. Government Obligations	—	2,009,376	—	2,009,376
Investment Companies	285,525	—	—	285,525

Total Investments				25,856,750
Intermediate Mortgage Fund
U.S. Government Agency Mortgages	—	21,641,430	—	21,641,430
U.S. Government Agencies	—	2,762,784	—	2,762,784
U.S. Government Obligations	—	5,027,309	—	5,027,309
Investment Companies	146,429	—	—	146,429

Total Investments				29,577,952

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2010

	Level 1 -	Level 2 -	Level 3 -
	Quoted	Other Significant	Significant
Portfolio	Prices	Observable Inputs	Unobservable Inputs	Total

U.S. Government Mortgage Fund
U.S. Government Agency Mortgages	$—	$21,590,483	$—	$21,590,483
U.S. Government Agencies	—	1,350,007	—	1,350,007
Investment Companies	81,283	—	—	81,283

Total Investments				23,021,773
Large Cap Equity Fund
Common Stocks	86,124,380	—	—	86,124,380
Investment Companies	5,200,776	—	—	5,200,776

Total Investments				$91,325,156

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Ultra Short Mortgage Fund	Ultra Short Fund	Short U.S. Government Fund
	Investments in	Investments in	Investments in
	Mortgage Related	Mortgage Related	Mortgage Related
	Securities	Securities	Securities

Balance as of 10/31/2009	$263,887,470	$10,169,129	$1,986,770
Realized Gain/(Loss)	(291,245,542)	(20,001,577)	(5,363,404)
Accrued Accretion/(Amortization)	4,666,809	569,292	72,808
Change in Unrealized Appreciation/ (Depreciation)	300,351,929	17,994,096	4,755,948
Net Purchase/(Sales)	(262,140,288)	(8,544,831)	(1,452,122)
Gross Transfers Out of Level 3	(15,520,378)	(186,109)	—

Balance as of 10/31/2010	$—	$—	$—

	Intermediate Mortgage Fund	U.S. Government Mortgage Fund
	Investments in	Investments in
	Mortgage Related	Mortgage Related
	Securities	Securities

Balance as of 10/31/2009	$15,771,742	$983,816
Realized Gain/(Loss)	(39,454,464)	(5,546,209)
Accrued Accretion/(Amortization)	333,853	67,987
Change in Unrealized Appreciation/ (Depreciation)	35,453,200	5,026,175
Net Purchase/(Sales)	(12,104,331)	(531,769)
Gross Transfers Out of Level 3	—	—

Balance as of 10/31/2010	$—	$—

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2010

As of October 31, 2010, there were no level 3 securities held by the Funds.

The Fund’s policy is to disclose significant transfers between levels based on valuations at the end of the reporting period. There were no significant transfers between Level 1 or 2 as of October 31, 2010, based on levels assigned to securities on October 31, 2009.

LIQUIDITY AND VALUATION OF CERTAIN SECURITIES

While liquidity has improved throughout the year in the non-agency mortgage-backed securities market, securities valuation continues to be impacted by a number of variables which are difficult to forecast. For example, the federal government continues to evaluate novel strategies for modifying loan principal balances for many classes of residential mortgage-backed securities, and these strategies could negatively impact the valuation of certain holdings of the Fund. Further deterioration in the real estate markets, changes in the securitization process, and changes in the mandate of the government sponsored mortgage entities (GNMA, FHLMC, and FNMA) could impact the Fund’s future performance. While the Fund’s holding of non-agency mortgage-backed securities is substantially less than in previous years, these issues could result in downgrades in the credit ratings of these holdings. These downgrades, as well as a number of other events, could result in losses for the Fund and these securities may be deemed to be illiquid. Illiquid securities generally are those that cannot be sold or disposed of in an orderly fashion within five business days at approximately the price at which they are valued. This may result in illiquid securities being disposed of at a price different from the recorded value since the market price of illiquid securities generally is more difficult to estimate than that of more liquid securities. This illiquidity of portfolio securities may result in the Funds incurring greater losses on the sale of some portfolio securities than under more stable market conditions. Such losses could adversely impact the Funds’ net asset value. As of October 31, 2010, there were no securities held in the Funds deemed to be illiquid by the adviser.

REPURCHASE AGREEMENTS

Obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks may be purchased from government securities dealers or the custodian bank, subject to the seller’s agreement to repurchase them at an agreed upon date and price. The value of collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by Funds may be delayed or limited.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS

Each Fund, except the Money Market Fund, may purchase securities on a when-issued or delayed-delivery basis. In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date. By the time of delivery, securities purchased on a when-issued or delayed-delivery basis may be valued at less than the purchase price. At the time when-issued or delayed-delivery securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any income on the securities that it purchased.

DIVIDENDS TO SHAREHOLDERS

Money Market Fund, Ultra Short Mortgage Fund, Ultra Short Fund, Short U.S. Government Fund,

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2010

Intermediate Mortgage Fund and U.S. Government Mortgage Fund:

Dividends from net investment income are declared daily and paid monthly. Net short-term and long-term capital gains, if any, are declared and paid annually.

Large Cap Equity Fund:

Dividends from net investment income are declared and at least paid quarterly. Net short-term and long-term capital gains, if any, are declared and paid annually.

For all Funds, distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclass of dividend distribution and return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as distributions of capital.

FEDERAL TAXES

No provision is made for Federal income taxes as it is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Uncertain tax positions must be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns has occurred to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has reviewed all open tax years, and has made the determination that there are no positions that will have an impact on the financial statements.

MANAGEMENT ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

OTHER

Investment transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, investment transactions are reported on the trade date. Interest income is recorded on the accrual basis, amortization and accretion is recognized based on the anticipated effective maturity date, and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

B. Fees and transactions with affiliates were as follows:

Shay Assets Management, Inc. “SAMI” serves the Trust as investment adviser (the “Adviser”). Robert Schweitzer is the current President of SAMI. The Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. “SISI”. SISI is controlled by

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2010

Rodger D. Shay, Chairman of the Board and Rodger D. Shay, Jr., a member of the Board and President of Shay Financial Services, Inc. “SFSI”, also a wholly-owned subsidiary of SISI.

As compensation for investment advisory services, the Funds pay an investment advisory fee monthly based upon an annual percentage of the average daily net assets of each Fund as follows:

The investment advisory fee rate for the Money Market Fund is 0.15% of the first $500 million, 0.125% of the next $500 million, and 0.10% of net assets in excess of $1 billion. The Adviser voluntarily waived a portion of its fee so that the Fund paid 0.05% of average daily net assets for the period ended October 31, 2010. The Adviser voluntarily reimbursed fund level expenses of $43,185 and class specific distribution expenses in Class I shares of $10,761 and in Class D shares of $745 during the year ended October 31, 2010.

The investment advisory fee rate for the Ultra Short Mortgage Fund is 0.45% of the first $3 billion, 0.35% of the next $2 billion, and 0.25% of net assets in excess of $5 billion. The Adviser voluntarily waived a portion of its fee so that the Fund paid 0.25% of average daily net assets for the year ended October 31, 2010.

The investment advisory fee rate for the Ultra Short Fund is 0.45% of the average daily net assets. The Adviser voluntarily waived a portion of its fee so that the Fund paid 0.25% of average daily net assets for the year ended October 31, 2010.

The investment advisory fee rate for each of the Short U.S. Government Fund and the U.S. Government Mortgage Fund, computed separately, is 0.25% of the first $500 million, 0.175% of the next $500 million, 0.125% of the next $500 million, and 0.10% of net assets in excess of $1.5 billion.

The investment advisory fee rate for the Intermediate Mortgage Fund is 0.35% of the first $500 million, 0.275% of the next $500 million, 0.20% of the next $500 million, and 0.10% of net assets in excess of $1.5 billion. The Adviser voluntarily waived a portion of its fee so that the Fund paid 0.25% of average daily net assets for the year ended October 31, 2010.

The investment advisory fee rate for the Large Cap Equity Fund is 0.65% of the first $250 million and 0.55% for assets over $250 million. The Adviser voluntarily waived a portion of its fee so that the Fund paid 0.60% of average daily net assets for the year ended October 31, 2010.

The Adviser has contractually agreed to reduce its advisory fees charged to the Money Market Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund, to the extent that the daily ratio of operating expenses to average daily net assets of each Fund exceeds 0.75% through February 28, 2011.

Amounts of advisory fees contractually or voluntarily waived for the Funds during the fiscal year ended October 31, 2010 are not subject to recoupment.

SFSI serves the Trust as distributor (the “Distributor”). The Distributor is a wholly-owned subsidiary of SISI, which is controlled by Rodger D. Shay, Chairman of the Board and Rodger D. Shay, Jr., a member of the Board of and the President of SFSI.

As compensation for distribution services, the Trust pays the Distributor a distribution fee monthly in accordance with the distribution plan adopted by the Trust, pursuant to Rule 12b-1 under the 1940 Act, based upon an annual percentage of the average daily net assets of each Fund as follows:

The distribution fee rate for each of the Money Market Fund Class I Shares and Short U.S. Government Fund is based upon an annual percentage of the combined average daily net assets of both funds and is as follows: 0.15% of the first $500 million, 0.125% of the next $500 million, 0.10% of the next $1 billion, and 0.075% of combined net assets in excess of $2 billion. The fee is allocated between the two Funds based on their relative average net assets. The Distributor voluntarily waived a portion of its 12b-1 fee for the Class I Shares of the Money

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2010

Market Fund so that the Fund paid an amount equal to 0.05% of average daily net assets for the year ended October 31, 2010. The Money Market Fund Class I distribution fee waivers amounted to $21,522 for the year ended October 31, 2010.

The distribution fee rate for the Money Market Class D Shares was 0.60% of average daily net assets. The Distributor voluntarily waived a portion of the 12b-1 fees for the Class D Shares of the Money Market Fund so that the Fund paid an amount equal to 0.55% of average daily net assets. The Money Market Fund Class D distribution fee waivers amounted to $68 for the period ending December 30, 2009, the date which Class D Shares of the Money Market terminated.

The distribution fee rate for each of the Ultra Short Mortgage Fund and the Ultra Short Fund, computed separately, is 0.25% of average daily net assets. The Distributor voluntarily waived a portion of its fee so that the Ultra Short Mortgage Fund and the Ultra Short Fund paid an amount equal to 0.15% of average daily net assets for the year ended October 31, 2010.

The distribution fee rate for each of the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund, computed separately, is as follows: 0.15% of the first $500 million, 0.125% of the next $500 million, 0.10% of the next $500 million, and 0.075% of net assets in excess of $1.5 billion.

The distribution fee rate for the Large Cap Equity Fund Class AMF Shares is 0.25% of average daily net assets. The Distributor waived a portion of its fee so that the Large Cap Equity Fund Class AMF Shares paid an amount equal to 0.19% of average daily net assets for the year ended October 31, 2010. The Large Cap Equity Fund Class H Shares does not have a distribution fee.

Effective November 1, 2009, The Northern Trust Company (“Northern Trust”) and the Trust entered into a Custody Agreement, Fund Administration and Accounting Services Agreement, and Transfer Agency Service Agreement (collectively the “Services Agreements”). As compensation for its services under the Service Agreements, the Trust has agreed to pay Northern Trust a fee of $680,000 for the aggregate services, with no charge for normal out-of-pocket expenses related to routine activities for the first two years of service. For the third year of service, the Trust has agreed to pay Northern Trust a fee of $680,000 for the aggregate services, with the Funds being responsible for any normal out-of-pocket expenses in excess of $200,000.

Effective November 1, 2009, the Trust entered into a Compliance Services Agreement with Beacon Hill Fund Services, Inc. (“Beacon Hill”). Pursuant to the terms of the Compliance Services Agreement, Beacon Hill makes available an individual to serve as the Trust’s chief compliance officer. The chief compliance officer is responsible for administering the Trust’s compliance policies and procedures and annually reviewing the compliance policies and procedures of the Trust and the Trust’s service providers in accordance with Rule 38a-1 under the 1940 Act. As compensation for the services to each Fund rendered by Beacon Hill under the Compliance Services Agreement, the Trust pays Beacon Hill an annual fee of $115,000, plus reasonable out-of-pocket expenses.

Effective November 1, 2009, the Trust entered into a Financial Services Agreement with Beacon Hill. Pursuant to the terms of the Financial Services Agreement, Beacon Hill makes available an individual to serve as the Trust’s chief financial officer. The chief financial officer is responsible for administering the Trust’s accounting policies and procedures. As compensation for the services to each Fund rendered by Beacon Hill under the Financial Services Agreement, the Trust has agreed to pay Beacon Hill an annual fee of $90,000 plus reasonable out-of-pocket expenses.

Effective November 1, 2009, the Trust entered into an agreement with Beacon Hill to provide

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2010

governance and regulatory oversight services to the Trust. Under the terms of this agreement, Beacon Hill performs and coordinates fund governance and regulatory oversight activities of the Trust, including but not limited to, monitoring activities of its third party service providers, coordinating and filing amendments to the Trust’s registration statement and financial filings, preparing and distributing material for board meetings and maintaining all books and records as required by the federal securities laws. As compensation for its services under the agreement, the Trust pays Beacon Hill a fee at an annual rate of 0.02% of the average daily assets of the Trust for the first $1 billion and 0.015% of the average daily assets for assets in excess of $1 billion, with a minimum annual fee of $150,000 plus reasonable out-of-pocket expenses.

C. Transactions in shares of the Funds for the years ended October 31, 2010 and October 31, 2009 were as follows:

	Money Market Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

Share transactions Class I:
Sale of shares	111,344,959	109,008,107
Shares issued to stockholders in reinvestment of dividends	17,242	24,157
Shares repurchased	(113,398,431)	(120,258,530)

Net (decrease)	(2,036,230)	(11,226,266)
Shares Outstanding
Beginning of year	21,353,621	32,579,887

End of year	19,317,391	21,353,621

Share transactions Class D:
Sale of shares	547,890	45,561,153
Shares issued to stockholders in reinvestment of dividends	89	1,695
Shares repurchased	(1,549,226)	(58,697,936)

Net (decrease)	(1,001,247)	(13,135,088)
Shares Outstanding
Beginning of year	1,001,247	14,136,335

End of year	—	1,001,247

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2010

	Ultra Short Mortgage Fund		Ultra Short Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2010	October 31, 2009	October 31, 2010	October 31, 2009

Share transactions:
Sale of shares	—	—	—	—
Shares issued to stockholders in reinvestment of dividends	239,831	718,582	4,746	13,314
Shares repurchased	(30,928,375)	(8,938,630)	(988,643)	(1,025,596)
In-Kind shares repurchased	—	(5,389,432)	—	(1,003,009)

Net (decrease)	(30,688,544)	(13,609,480)	(983,897)	(2,015,291)
Shares Outstanding
Beginning of year	121,660,836	135,270,316	3,776,382	5,791,673

End of year	90,972,292	121,660,836	2,792,485	3,776,382

	Short U.S. Government Fund		Intermediate Mortgage Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2010	October 31, 2009	October 31, 2010	October 31, 2009

Share transactions:
Sale of shares	6,523	—	—	—
Shares issued to stockholders in reinvestment of dividends	8,159	45,343	12,497	24,030
Shares repurchased	(1,120,280)	(441,546)	(1,700,702)	(1,033,356)
In-Kind shares repurchased	—	(2,266,709)	—	(3,311,911)

Net (decrease)	(1,105,598)	(2,662,912)	(1,688,205)	(4,321,237)
Shares Outstanding
Beginning of year	3,859,113	6,522,025	8,230,088	12,551,325

End of year	2,753,515	3,859,113	6,541,883	8,230,088

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2010

	U.S. Government Mortgage Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

Share transactions:
Sale of shares	—	—
Shares issued to stockholders in reinvestment of dividends	4,963	30,948
Shares repurchased	(203,184)	(242,355)
In-Kind shares repurchased	—	(3,749,962)

Net (decrease)	(198,221)	(3,961,369)
Shares Outstanding
Beginning of year	2,792,047	6,753,416

End of year	2,593,826	2,792,047

	Large Cap Equity Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

Share transactions Class AMF:
Sale of shares	1,356,290	38,698
Shares isssued due to reorganization	—	6,081,016
Shares issued to stockholders in reinvestment of dividends	104,311	164,096
Shares repurchased	(1,134,197)	(1,224,487)

Net increase	326,404	5,059,323
Shares Outstanding
Beginning of year	10,783,461	5,724,138

End of year	11,109,865	10,783,461

Share transactions Class H:*
Sale of shares	21,203	28,866
Shares isssued due to reorganization	—	436,856
Shares issued to stockholders in reinvestment of dividends	5,690	3,764
Shares repurchased	(20,952)	(106,144)

Net increase	5,941	363,342
Shares Outstanding
Beginning of period	363,342	—

End of period	369,283	363,342

*	Large Cap Equity Fund Class H Shares commenced operations on February 20, 2009.

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2010

D. At October 31, 2010 Net Assets consisted of the following:

		Ultra		Short		U.S.	Large
	Money	Short	Ultra	U.S.	Intermediate	Government	Cap
	Market	Mortgage	Short	Government	Mortgage	Mortgage	Equity
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Capital	$19,484,968	$1,067,539,229	$45,893,929	$34,568,458	$86,938,528	$34,544,292	$74,206,895
Accumulated net investment income/(loss)	—	51,568	2,779	(14,312)	7,233	1,843	22,915
Accumulated net realized gain/(loss)	(181,849)	(400,027,126)	(31,681,156)	(9,393,166)	(57,789,082)	(12,435,397)	(3,032,890)
Net unrealized appreciation/(depreciation) of investments	—	14,551,554	180,470	845,474	430,784	912,002	20,108,813

Net Assets	$19,303,119	$682,115,225	$14,396,022	$26,006,454	$29,587,463	$23,022,740	$91,305,733

E. At October 31, 2010, liabilities for the Funds included:

		Ultra		Short		U.S.	Large
	Money	Short	Ultra	U.S.	Intermediate	Government	Cap
	Market	Mortgage	Short	Government	Mortgage	Mortgage	Equity
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Income distribution payable	$174	$1,553,048	$22,505	$51,992	$48,406	$46,115	$—
Investment Advisory fees payable	—	163,607	3,242	5,969	6,529	4,896	50,092
Receivable from Investment Advisor	(289)
Administration fees payable	1,319	45,559	881	1,532	1,860	1,235	4,281
Distribution fees payable	764	98,165	1,945	3,581	3,918	2,938	11,190
Capital shares redeemed payable	—	3,217,131	17	—	1,183	—	13,338
Securities purchased payable	—	56,178,175	—	—	—	—	—
Accrued expenses and other payables	9,337	323,370	6,263	11,073	12,793	8,787	27,359

	$11,305	$61,579,055	$34,853	$74,147	$74,689	$63,971	$106,260

F. For the year ended October 31, 2010, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

	Ultra		Short		U.S.	Large
	Short	Ultra	U.S.	Intermediate	Government	Cap
	Mortgage	Short	Government	Mortgage	Mortgage	Equity
	Fund	Fund	Fund	Fund	Fund	Fund

Purchases	$—	$—	$—	$—	$—	$11,083,337
Sales	135,289,919	1,498,079	—	—	—	11,541,150

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2010

For the year ended October 31, 2010, purchases and sales of U.S. Government securities, other than short-term investments, were as follows:

	Ultra		Short		U.S.
	Short	Ultra	U.S.	Intermediate	Government
	Mortgage	Short	Government	Mortgage	Mortgage
	Fund	Fund	Fund	Fund	Fund

Purchases	$601,564,137	$11,295,539	$13,144,184	$39,590,928	$23,487,331
Sales	709,648,157	14,685,819	21,305,819	44,914,838	24,067,644

G. FEDERAL INCOME TAX INFORMATION:

The tax characteristics of distributions paid to shareholders during the fiscal years ended October 31, 2010, and 2009 were as follows:

	Distributions paid from	Total Taxable	Total Distributions
2010	Ordinary Income	Distributions	Paid*

Money Market Fund	$19,005	$19,005	$19,005
Ultra Short Mortgage Fund	29,551,205	29,551,205	29,551,205
Ultra Short Fund	1,182,936	1,182,936	1,182,936
Short U.S. Government Fund	904,883	904,883	904,883
Intermediate Mortgage Fund	2,724,267	2,724,267	2,724,267
U.S. Government Mortgage Fund	894,265	894,265	894,265

	Distributions paid from	Total Taxable	Total Distributions
2009	Ordinary Income	Distributions	Paid*

Money Market Fund	$38,242	$38,242	$38,242
Ultra Short Mortgage Fund	40,713,271	40,713,271	40,713,271
Ultra Short Fund	1,887,522	1,887,522	1,887,522
Short U.S. Government Fund	1,842,735	1,842,735	1,842,735
Intermediate Mortgage Fund	4,048,373	4,048,373	4,048,373
U.S. Government Mortgage Fund	2,023,861	2,023,861	2,023,861

*	Total distributions paid differ from the Statement of Changes in Net Assets because dividends are recognized when actually paid for federal income tax purposes.

The tax characteristics of distributions paid to shareholders during the periods ended October 31, 2010 and 2009 for the Large Cap Equity Fund were as follows:

	Distributions paid from	Net Long	Total Taxable	Tax Return of	Total Distributions
2010	Ordinary Income	Term Gains	Distributions	Capital	Paid

Large Cap Equity Fund	$1,162,182	$—	$1,162,182	$—	$1,162,182

	Distributions paid from	Net Long	Total Taxable	Tax Return of	Total Distributions
2009	Ordinary Income	Term Gains	Distributions	Capital	Paid

Large Cap Equity Fund	$929,687	$758,665	$1,688,352	$—	$1,688,352

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2010

At October 31, 2010, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

AMF Money Market Fund	$19,314,068	$—	$—	$—
AMF Ultra Short Mortgage Fund	695,171,157	15,724,644	(1,173,090)	14,551,554
AMF Ultra Short Fund	14,181,333	215,928	(35,458)	180,470
AMF Short U.S. Government Fund	25,011,276	846,060	(586)	845,474
AMF Intermediate Mortgage Fund	29,147,168	451,767	(20,983)	430,784
AMF U.S. Government Mortgage Fund	22,109,771	944,651	(32,649)	912,002
AMF Large Cap Equity Fund	71,216,343	24,736,459	(4,627,646)	20,108,813

As of October 31, 2010, the components of accumulated earnings / (deficit) on a tax basis were as follows:

		Undistributed					Total
	Undistributed	Long Term			Accumulated	Unrealized	Accumulated
	Ordinary	Capital	Accumulated	Distributions	Capital and	Appreciation/	Earnings
	Income	Gains	Earnings	Payable	Other Losses	(Depreciation)	(Deficit)

Money Market Fund	$174	$—	$174	$(174)	$(181,849)	$—	$(181,849)
Ultra Short Mortgage Fund	1,604,616	—	1,604,616	(1,553,048)	(400,027,127)	14,551,554	(385,424,005)
Ultra Short Fund	25,284	—	25,284	(22,505)	(31,681,156)	180,470	(31,497,907)
Short U.S. Government Fund	37,678	—	37,678	(51,992)	(9,393,166)	845,474	(8,562,006)
Intermediate Mortgage Fund	55,637	—	55,637	(48,406)	(57,789,080)	430,784	(57,351,065)
U.S. Government Mortgage Fund	47,958	—	47,958	(46,115)	(12,435,397)	912,002	(11,521,552)
Large Cap Equity Fund	22,915	—	22,915	—	(3,032,890)	20,108,813	17,098,838

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2010

At October 31, 2010, the following Funds had capital loss carry-forwards available to offset future net capital gains through the indicated expiration dates:

Fund	Amount	Expires	Amount	Expires

Money Market Fund	$181,035	2011	$407	2015
Money Market Fund	407	2013
Ultra Short Mortgage Fund	33,378,700	2011	1,808,482	2015
Ultra Short Mortgage Fund	24,633,492	2012	7,491,105	2016
Ultra Short Mortgage Fund	19,172,685	2013	9,348,253	2017
Ultra Short Mortgage Fund	13,969,341	2014	290,225,068	2018
Ultra Short Fund	1,849,300	2011	1,128,003	2015
Ultra Short Fund	1,616,100	2012	3,451,774	2016
Ultra Short Fund	1,507,357	2013	307,672	2017
Ultra Short Fund	1,784,218	2014	20,036,732	2018
Short U.S. Government Fund	137,446	2012	357,577	2015
Short U.S. Government Fund	1,805,629	2013	1,071,031	2016
Short U.S. Government Fund	880,563	2014	5,140,920	2018
Intermediate Mortgage Fund	3,013,622	2011	1,013,863	2015
Intermediate Mortgage Fund	2,261,965	2012	2,299,353	2016
Intermediate Mortgage Fund	1,821,864	2013	5,641,899	2017
Intermediate Mortgage Fund	2,863,116	2014	38,873,400	2018
U.S. Government Mortgage Fund	1,808,782	2011	3,057,928	2014
U.S. Government Mortgage Fund	2,721,813	2012	4,846,874	2018
Large Cap Equity Fund	232,465	2015	2,726,446	2017
Large Cap Equity Fund	73,979	2016

*	A portion of the capital loss carry-forwards may be subject to limitations under Section 382 of the Internal Revenue Code, and is available to the extent allowed by tax law to offset future net capital gain, if any.

To the extent that these carry-forwards are used to offset future capital gains, it is probable that the gains to offset will not be distributed to shareholders. During the fiscal year ended October 31, 2010, Ultra Short Mortgage Fund, Ultra Short Fund, Intermediate Mortgage Fund, and U.S. Government Mortgage Fund had net capital loss carry-forward amounts expire of $2,995,058, $1,342,312, $312,894, and $47,849, respectively.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales. To the extent these differences are permanent, adjustments are made to the appropriate components of net assets in the period that these differences arise.

H. INVESTMENT ADVISER AND DISTRIBUTOR LEGAL PROCEEDINGS

On or about March 10, 2010, Shay Financial Services, Inc., Rodger D. Shay and Rodger D. Shay, Jr. were named as respondents in a FINRA arbitration proceeding initiated by Cross County Federal Savings Bank, which alleged that the respondents committed fraud and made unsuitable investment recommendations and material misrepresentations. Claimant is seeking rescissionary damages of approximately $26 million, together with punitive damages, attorneys fees, costs and interest.

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2010

During February and March 2010, Prudential Savings Bank, Stonebridge Bank, First Star Bank, Phoenixville Federal Bank and Trust, First Keystone Bank and First Bucks Corporation initiated legal action in two venues. A lawsuit in the Circuit Court of Cook County Illinois was filed on February 23, 2010 against Shay Assets Management, Inc. In addition, on or about March 16, 2010, Shay Financial Services, Inc., Rodger D. Shay and Rodger D. Shay, Jr. were named as respondents in a FINRA arbitration proceeding. In both matters, claimants allege various claims generally relating to the liquidity and valuation of mortgage related securities including common law fraud, aiding and abetting common law fraud, breach of fiduciary duty, negligent misrepresentation and negligence. Claimants are seeking damages of approximately $28 million, together with punitive damages, attorneys fees, costs and interest.

There is no assurance that additional legal actions arising out of these circumstances will not be filed against Shay Assets Management, Inc., Shay Financial Services, Inc., Rodger D. Shay and/or Rodger D. Shay, Jr. Neither Asset Management Fund (the “Trust”) or any series of the Trust is named as a party in any of these matters.

The Adviser and Distributor are unable to predict the potential range of monetary exposure, if any, but believe the claims asserted in each of the above-referenced actions are without merit and each intends to vigorously defend itself against all actions. However, an unfavorable result could have a material adverse effect on the Adviser and the Distributor.

I. SUBSEQUENT EVENTS

The Funds evaluated subsequent events from October 31, 2010, through the date these financial statements were issued and available. There were no subsequent events to report that would have a material inpact on the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
the Asset Management Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund, Ultra Short Mortgage Fund, Ultra Short Fund, Short U.S. Government Fund, Intermediate Mortgage Fund, U.S. Government Mortgage Fund, and Large Cap Equity Fund (collectively referred to as the “Funds”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Large Cap Equity Fund for each of the two years in the period ended December 31, 2006 were audited by other auditors, whose report, dated February 20, 2007, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Chicago, Illinois
December 21, 2010

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION
OCTOBER 31, 2010 (Unaudited)
Other Federal Income Tax Information

For the year ended October 31, 2010, certain distributions paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2010 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended October 31, 2010, qualify for corporate dividends received deduction for the following Fund:

Fund	Percentage

Large Cap Equity Fund	100.0%

For the year ended October 31, 2010, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage

Large Cap Equity Fund	99.79%

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (continued)
OCTOBER 31, 2010 (Unaudited)

Trustees and Officers of Asset Management Fund

			Number of
	Position(s) Held with		Portfolios in
	Trust, Length of Time		Fund	Other
	Served and Term	Principal Occupation(s)	Complex	Directorships
Name, Address and Age	of Office	During Past 5 Years	Overseen	Held

Independent Trustees
David F. Holland 17 Ledgewood Circle Topsfield, MA 01983 Age: 68	Trustee since 1993 and from 1988 to 1989. Indefinite Term of Office	Retired; Chairman of the Board, Chief Executive Officer and President, BostonFed Bancorp Inc. from 1995 to 2005; Chairman of the Board from 1989 to 2005 and Chief Executive Officer from 1986 to 2005, Boston Federal Savings Bank.	7
Gerald J. Levy 4000 W. Brown Deer Road Milwaukee, WI 53209 Age: 78	Lead Independent Trustee since 2010, Vice Chairman of the Board since 1997 and Trustee since 1982. Indefinite Term of Office	Chairman since 1984 and Director since 1963, Guaranty Bank, F.S.B.	7	FISERV, Inc.; Guaranty Financial; Federal Home Loan Bank of Chicago
William A. McKenna, Jr. 42 Dorothy Grace Road Saugerties, NY 12477 Age: 73	Trustee since 2002. Indefinite Term of Office	Retired; Chairman and Chief Executive Officer from 1992 to 2004 and President from 1985 to 2001, Ridgewood Savings Bank.	7	RSGroup Trust Company; RetirementSystem Group, Inc.; Irish Educational Development Foundation, Inc.; The Catholic University of America; RSI Retirement Trust; St. Vincent’s Services; Boys Hope Girls Hope; Calvary Hospital Fund; St. Aloysius School; American Institute of Certified Public Accountants; TransVideo Communications, Inc.
Christopher M. Owen 5615 Chesbro Avenue San Jose, CA 95123 Age: 63	Trustee since 2005. Indefinite Term of Office	President and Chief Executive Officer, Meriwest Credit Union since 1995.	7	Meriwest Mortgage LLC

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (continued)
OCTOBER 31, 2010 (Unaudited)

Trustees and Officers of Asset Management Fund (continued)

Number of
	Position(s) Held with		Portfolios in
	Trust, Length of Time		Fund	Other
	Served and Term	Principal Occupation(s)	Complex	Directorships
Name, Address and Age	of Office	During Past 5 Years	Overseen	Held

Maria F. Ramirez 675 3rd Avenue, 11th Floor New York, NY 10017 Age: 62	Trustee since 2005. Indefinite Term of Office	President and Chief Executive Officer, Maria Fiorini Ramirez Inc. (a global economic and financial consulting firm) since 1992.	7	Schroder Hedge Funds Bermuda; Pace University; Sovereign Bank; Security Mutual Insurance Company

Interested Trustees[1]
Rodger D. Shay[2] 1000 Brickell Avenue Miami, FL 33131 Age: 74	Chairman of the Board since 1997 and Trustee since 1993 and from 1985 to 1990. Indefinite Term of Office	Chairman and Director of Shay Investment Services, Inc. and Shay Financial Services, Inc. since 1997.	7	Shay Assets Management, Inc.
Rodger D. Shay, Jr.[2] 230 West Monroe Street Suite 2810 Chicago, IL 60606 Age: 51	Trustee since 2002. Indefinite Term of Office President since 2005. Term of Office Expires 2011	President and Chief Executive Officer of Shay Financial Services, Inc. since 1997; President, Shay Assets Management, Inc. from 2005 to 2008.	7	Family Financial Holdings, LLC; First Financial Bank and Trust

Officers
Robert T. Podraza 1000 Brickell Avenue Miami, FL 33131 Age: 66	Vice President and Assistant Treasurer since 1998. Term of Office Expires 2011	Chief Compliance Officer, Shay Assets Management since 2010, Vice President, Shay Investment Services, Inc. since 1990; Vice President and Chief Compliance Officer, Shay Financial Services, Inc. since 1990 and 1997, respectively; Vice President, Shay Assets Management, Inc. since 1990.	N/A	None
Trent M. Statczar 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 39	Treasurer since 2009. Term of Office Expires 2011	Vice President, Beacon Hill Fund Services, Inc. 2008 to present; Senior Vice President of Citi Fund Services Ohio, Inc. from 2007 to 2008; Vice President Citi Fund Services Ohio, Inc. from 2004 to 2007.	N/A	None
Rodney L. Ruehle 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 42	Chief Compliance Officer since 2009. Term of Office Expires 2011	Director, Beacon Hill Fund Services, Inc. 2008 to present; Vice President, CCO Services, Citi Fund Services, Inc. from 2004 to 2008; Director, Fund Administration, Citi Fund Services, Inc. from 1995 to 2004.	N/A	None

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (continued)
OCTOBER 31, 2010 (Unaudited)

Trustees and Officers of Asset Management Fund (concluded)

Number of
	Position(s) Held with		Portfolios in
	Trust, Length of Time		Fund	Other
	Served and Term	Principal Occupation(s)	Complex	Directorships
Name, Address and Age	of Office	During Past 5 Years	Overseen	Held

Christine A. Cwik 230 West Monroe Street Suite 2810 Chicago, IL 60606 Age: 61	Assistant Secretary since 1999. Term of Office Expires 2011	Executive Secretary, Shay Assets Management, Inc. since 1999.	N/A	None
Robin M. Baxter 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 47	Assistant Secretary since 2009. Term of Office Expires 2011	Manager, Governance & Regulatory Oversight Services at Beacon Hill Fund Services, Inc. October 2009 to present; Paralegal in Public Finance at Squire, Sanders & Dempsey L.L.P. from 2001 to 2009; Senior Paralegal at BISYS Fund Services Ohio, Inc. from 2000 to 2001.	N/A	None

1	A trustee is an “interested person” of the Trust under the 1940 Act because he holds certain positions with the Trust’s Distributor and/or Investment Adviser and because of his financial interest in Shay Investment Services, Inc., parent company of the Trust’s Investment Adviser, Shay Assets Management, Inc., and Distributor, Shay Financial Services, Inc.
2	Rodger D. Shay, Jr., Trustee, is the son of Rodger D. Shay, Chairman of the Board of Trustees and Trustee.

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (continued)
OCTOBER 31, 2010 (Unaudited)

A. SECURITY ALLOCATION:

MONEY MARKET FUND

Percentage of
Security Allocation	Net Assets

Repurchase Agreements	100.06%
Certificates of Deposit	0.0%

Total	100.06%

ULTRA SHORT MORTGAGE FUND

Percentage of
Security Allocation	Net Assets

Adjustable Rate Mortgage-Related Securities	37.8%
Fixed Rate Mortgage-Related Securities	59.0%
Repurchase Agreements	2.3%
U.S. Government Obligations	2.2%
U.S. Government Agency Securities	2.7%
Certificates of Deposit	0.0%

Total	104.0%

ULTRA SHORT FUND

Percentage of
Security Allocation	Net Assets

Adjustable Rate Mortgage-Related Securities	42.5%
Fixed Rate Mortgage-Related Securities	40.4%
Investment Companies	2.9%
U.S. Government Obligations	14.0%
Repurchase Agreements	0.0%

Total	99.8%

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (continued)
OCTOBER 31, 2010 (Unaudited)

SHORT U.S. GOVERNMENT FUND

Percentage of
Security Allocation	Net Assets

Adjustable Rate Mortgage-Related Securities	35.9%
Fixed Rate Mortgage-Related Securities	52.8%
Investment Companies	1.1%
U.S. Government Agency Securities	1.9%
U.S. Government Obligations	7.7%
Repurchase Agreements	0.0%

Total	99.4%

INTERMEDIATE MORTGAGE FUND

Percentage of
Security Allocation	Net Assets

Fixed Rate Mortgage-Related Securities	73.2%
Adjustable Rate Mortgage-Related Securities	0.0%
Investment Companies	0.5%
Repurchase Agreements	0.0%
U.S. Government Agency Securities	9.3%
U.S. Government Obligations	17.0%

Total	100.0%

U.S. GOVERNMENT MORTGAGE FUND

Percentage of
Security Allocation	Net Assets

Adjustable Rate Mortgage-Related Securities	10.9%
Fixed Rate Mortgage-Related Securities	82.9%
Investment Companies	0.3%
U.S. Government Agency Securities	5.9%

Total	100.0%

LARGE CAP EQUITY FUND

Percentage of
Security Allocation	Net Assets

Common Stocks	94.3%
Investment Companies	5.7%

Total	100.0%

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (continued)
OCTOBER 31, 2010 (Unaudited)

B. EXPENSE COMPARISON:

As a shareholder of the Funds, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning	Ending	Expense Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period*
		5/1/10	10/31/10	5/1/10 - 10/31/10	5/1/10 - 10/31/10

Money Market Fund	Class I	$1,000.00	$1,000.50	$0.50	0.10%
Ultra Short Mortgage Fund		1,000.00	1,030.90	2.87	0.56%
Ultra Short Fund		1,000.00	964.00	2.97	0.60%
Short U.S. Government Fund		1,000.00	1,021.30	3.06	0.60%
Intermediate Mortgage Fund		1,000.00	963.40	2.67	0.54%
U.S. Government Mortgage Fund		1,000.00	1,040.30	2.83	0.55%
Large Cap Equity Fund	Class AMF	1,000.00	990.60	5.02	1.00%
	Class H	1,000.00	990.40	4.26	0.85%

*	Expenses are equal to the Fund’s annualized expenses ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half fiscal year (184) divided by the number of days in the current year (365).

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (continued)
OCTOBER 31, 2010 (Unaudited)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expense Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period*
		5/1/2010	10/31/2010	5/1/10 - 10/31/10	5/1/10 - 10/31/10

Money Market	Class I	$1,000.00	$1,024.70	$0.51	0.10%
Ultra Short Mortgage Fund		1,000.00	1,022.38	2.85	0.56%
Ultra Short Fund		1,000.00	1,022.18	3.06	0.60%
Short Intermediate U.S. Government		1,000.00	1,022.18	3.06	0.60%
Intermediate Mortgage Fund		1,000.00	1,022.48	2.75	0.54%
U.S. Government Mortgage		1,000.00	1,022.43	2.80	0.55%
Large Cap Equity	Class A MF	1,000.00	1,020.16	5.09	1.00%
	Class H	1,000.00	1,020.92	4.33	0.85%

*	Expenses are equal to the Fund’s annualized expenses ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half fiscal year (184) divided by the number of days in the current year (365).

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (concluded)
OCTOBER 31, 2010 (Unaudited)

C. OTHER INFORMATION:

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-527-3713; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-527-3713; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request, by calling 800-527-3713.

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street, Suite 2810
Chicago, IL 60606

INVESTMENT ADVISER
Shay Assets Management, Inc.
230 West Monroe Street, Suite 2810
Chicago, IL 60606

GOVERNANCE AND REGULATORY SERVICES
Beacon Hill Fund Services, Inc.
4041 N. High St.
Columbus, OH 43214

ADMINISTRATOR, TRANSFER AGENT, AND DIVIDEND AGENT
Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

LEGAL COUNSEL
Vedder Price, P.C.
222 North LaSalle Street
Chicago, IL 60601

CUSTODIAN
Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606

AMF-ANN-1010

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).
During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is David F. Holland, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees. Audit fees totaled $156,250 and $151,700 in fiscal 2010 and 2009 respectively, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.
(b) Audit-Related Fees. There were no audit related fees billed in 2010. Audit related fees totaled $17,500 in fiscal 2009 and were related to the audit testing of a service provider conversion.
(c) Tax Fees. Fees for tax compliance and review services totaled $26,925 and $26,140 in fiscal 2010 and 2009, respectively.
(d) All Other Fees. There were no other fees in fiscal 2010 and 2009.
(e)(1) Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the trust’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to the fund, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.
(e)(2) None of the services summarized in (b)—(d), above, were approved by the audit committee pursuant to rule 2-01(c)(7)(i)(C) of regulation S-X.
(f) Not applicable

(g) There were no aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant in 2010 or 2009.
(h) There were no non-audit services billed for 2010 or 2009.
Item 5. Audit Committee of Listed Companies.
Not applicable.
Item 6. Schedule of Investments.
(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Asset Management Fund
By (Signature and Title)

/s/ Trent M. Statczar
Trent M. Statczar
Treasurer and Chief Financial Officer
Date: January 6, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)

/s/ Rodger D. Shay, Jr.
Rodger D. Shay, Jr.
President
Date: January 6, 2011
By (Signature and Title)

/s/ Trent M. Statczar
Trent M. Statczar
Treasurer and Chief Financial Officer
Date: January 6, 2011